EXHIBIT 4.3.3

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[C] TRUST INDENTURE AND SECURITY AGREEMENT

Dated as of February 15, 2002

among

TRINITY INDUSTRIES LEASING COMPANY

and

TRINITY INDUSTRIES, INC.

and

THE BANK OF NEW YORK,
Trustee

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TABLE OF CONTENTS

Page
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ARTICLE I

DEFINITIONS

Section 1.01 Certain Definitions    3

ARTICLE II

THE EQUIPMENT NOTES

Section 2.01 Form of Equipment Notes    3
Section 2.02 Execution, Authentication and Denominations    4
Section 2.03 Registrar and Paying Agent    4
Section 2.04 Paying Agent to Hold Money in Trust    5
Section 2.05 Transfer and Exchange    5
Section 2.06 Replacement Equipment Notes    6
Section 2.07 Outstanding Equipment Notes    6
Section 2.08 Cancellation    7
Section 2.09 Application of Payments to Principal Amount and Interest    7
Section 2.10 Termination of Interest in Indenture Estate    7
Section 2.11 Equally and Ratably Secured    7
Section 2.12 Redemption; Notice of Redemption    7

ARTICLE III

RECEIPT, DISTRIBUTION AND APPLICATION
OF INCOME FROM THE INDENTURE ESTATE

Section 3.01 Payments Prior to Indenture Event of Default    9
Section 3.02 [Reserved]    9
Section 3.03 Payments After Indenture Event of Default    9
Section 3.04 Other Payments    10

ARTICLE IV

REMEDIES OF THE TRUSTEE
UPON AN INDENTURE EVENT OF DEFAULT

Section 4.01 Indenture Events of Default    10
Section 4.02 Acceleration; Rescission and Annulment    11
Section 4.03 Remedies with Respect to Indenture Estate    12
Section 4.04 Waiver of Existing Defaults    14
Section 4.05 Control by Majority    14

i

Section 4.06 Limitation on Suits    15
Section 4.07 Rights of Holders to Receive Payment    15
Section 4.08 Delay or Omission Not Waiver    15
Section 4.09 Remedies Cumulative    15
Section 4.10 Discontinuance of Proceedings    16
Section 4.11 Undertaking for Costs    16

ARTICLE V

THE TRUSTEE

Section 5.01 Acceptance of Trusts and Duties    16
Section 5.02 Certain Duties and Responsibilities    16
Section 5.03 Notice of Indenture Defaults    17
Section 5.04 Certain Rights of Trustee    17
Section 5.05 Not Responsible for Recitals or Issuance of Equipment Notes    18
Section 5.06 May Hold Equipment Notes    19
Section 5.07 Indenture Supplements    19
Section 5.08 Effect of Replacements    19
Section 5.09 Withholding Taxes    19
Section 5.10 No Representations or Warranties as to the Items of Equipment or Documents    19
Section 5.11 No Segregation of Moneys; No Interest; Investments    19
Section 5.12 No Compensation from Holders or Indenture Estate    20
Section 5.13 Limitation on Duty of Trustee in Respect of Indenture Estate    20
Section 5.14 No Liability of Trustee    20

ARTICLE VI

INDEMNIFICATION AND COMPENSATION OF TRUSTEE

Section 6.01 Scope of Indemnification    21
Section 6.02 Compensation    21

ARTICLE VII

SUCCESSOR TRUSTEES

Section 7.01 Resignation of Trustee; Appointment of Successor    22
Section 7.02 Appointment of Co-Trustee    23
Section 7.03 No Liability for Clean-up of Hazardous Materials    24

ARTICLE VIII

SUPPLEMENTS AND AMENDMENTS
TO THIS INDENTURE AND OTHER DOCUMENTS

Section 8.01 Supplemental Indentures    24

Section 8.02 Trustee Protected    26
Section 8.03 Request of Substance, Not Form    26
Section 8.04 Documents Mailed to Holders    26
Section 8.05 Notation on or Exchange of Equipment Notes    26

ARTICLE IX

COVENANTS OF THE COMPANY

Section 9.01 Payment of Equipment Notes    27
Section 9.02 Maintenance of Corporate Existence    27
Section 9.03 Consolidation, Merger or Sale of Assets of the Company    27
Section 9.04 Annual Statements as to Compliance by the Company    28
Section 9.05 Notices of Indenture Defaults    28
Section 9.06 Liens    28
Section 9.07 Maintenance; Compliance with Laws; Possession; Identification Marks    28
Section 9.08 Replacement of Parts    29
Section 9.09 Insurance    29
Section 9.10 Age of Equipment    30
Section 9.11 Replacement of Items of Equipment upon Event of Loss    30
Section 9.12 Scope of Business Activities Abroad    31
Section 9.13 Filings and Opinions    31
Section 9.14 Substitution and Replacement of Equipment    32

ARTICLE X

GUARANTEE

Section 10.01 Guarantee    33
Section 10.02 Consolidation, Merger or Sale of Assets of Guarantor    34

ARTICLE XI

MISCELLANEOUS

Section 11.01 Release of Property    35
Section 11.02 Defeasance and Covenant Defeasance    35
Section 11.03 No Legal Title to Indenture Estate in Holders    38
Section 11.04 Sale of Items of Equipment by Trustee Is Binding    38
Section 11.05 Indenture and Equipment Notes for Benefit of the Company, Guarantor, Trustee and Holders
Only    38
Section 11.06 Further Assurances    38
Section 11.07 Compliance Certificates and Opinions    39
Section 11.08 Form of Documents Delivered to Trustee    39
Section 11.09 Acts of Holders    39
Section 11.10 Notices    40
Section 11.11 Severability    40

Section 11.12 Separate Counterparts    40
Section 11.13 Successors and Assigns    41
Section 11.14 Headings    41
Section 11.15 Governing Law    41
Section 11.16 No Partnership    41

EXHIBIT A - Form of Trust Indenture Supplements

EXHIBIT B - Form of Equipment Notes

EXHIBIT C - Form of Notice to Lessees

EXHIBIT D - Form of Memorandum of Trust

EXHIBIT E - Form of Memorandum of Lease

APPENDIX A - Definitions

[C] TRUST INDENTURE AND SECURITY AGREEMENT

This [C] TRUST INDENTURE AND SECURITY AGREEMENT, dated as of
February 15, 2002 (this "Indenture"), by and among Trinity Industries Leasing
Company, a Delaware corporation (the "Company"), Trinity Industries, Inc. a
Delaware corporation (the "Guarantor"), and The Bank of New York, a New York
banking corporation, as Trustee hereunder, and any successor appointed in accordance with the terms hereof (the "Trustee");

WITNESSETH:

WHEREAS, the Company has duly authorized the execution and
delivery of this Indenture to provide for the issuance of the 7.755% Equipment
Notes (the "Equipment Notes") issuable as provided in this Indenture;

WHEREAS, the Company and the Guarantor desire by this
Indenture, among other things, to provide for (i) the issuance by the Company of the Equipment Notes, (ii) the guarantee by the Guarantor of the Company's obligations in respect of the Equipment Notes and under this Indenture, and
(iii) the assignment, mortgage and pledge by the Company to the Trustee, as part of the Indenture Estate hereunder, among other things, of, and the grant of a security interest in, all of the Company's right, title and interest in and to the Items of Equipment, the Leases and the proceeds thereof, in accordance with the terms hereof, in trust, as security for, among other things, the Company's obligations to the holders of the Equipment Notes for the equal and ratable benefit of such holders;

WHEREAS, all things have been done to make the Equipment
Notes, when executed by the Company and authenticated and delivered by the
Trustee hereunder, the valid, binding and enforceable obligations of the
Company; and

WHEREAS, all things necessary to make this Indenture the
legal, valid and binding obligation of the Company, the Guarantor and the
Trustee, for the uses and purposes herein set forth, in accordance with its terms, have been done and performed and have happened.

GRANTING CLAUSE

NOW, THEREFORE, THIS TRUST INDENTURE AND SECURITY AGREEMENT
WITNESSETH that, to secure the prompt payment of the principal of and interest and premium, if any, on and all other amounts due with respect to, the Equipment
Notes from time to time outstanding hereunder and the performance and observance by the Company of all the agreements, covenants and provisions herein and in the
Equipment Notes all for the benefit of the holders of the Equipment Notes, and for the uses and purposes and subject to the terms and provisions hereof, and in consideration of the premises and of the covenants herein contained, the Company does hereby sell, assign, transfer, convey, mortgage, pledge and confirm unto the Trustee, its successors and assigns, for the security and benefit of the holders of the Equipment Notes from time to time, a first priority security interest in and mortgage lien on all right, title and interest of the Company in and to the following described property, rights, interests and privileges (which collectively, including all property hereafter specifically

subjected to the Lien of this Indenture by any instrument supplemental hereto, being herein called the "Indenture Estate"), to wit:

(i) the Items of Equipment including, without limitation, all additions, alterations or modifications thereto or replacements of any part thereof, whenever made or performed or acquired and all other items of tangible personal property of any kind acquired by the Company in connection with the acquisition of the Items of Equipment, in each case whether acquired at the time of acquisition of the Items of
Equipment or thereafter acquired pursuant to this Indenture or otherwise; and

(ii) all Leases, including, without limitation, all amounts of rent, insurance proceeds and other payments of any kind for or with respect to the Equipment subject to each Lease;

(iii) all monies and securities now or hereafter paid or
deposited or required to be paid or deposited with the Trustee pursuant to any provision of this Indenture, or any Lease or required to be held by the Trustee hereunder or thereunder; and

(iv) all right, title and interest of the Company in and to
all proceeds, rents, issues, profits, products, revenues and other income, from and on account of the property, rights and privileges subjected or required to be subjected to the Lien of this Indenture.

TO HAVE AND TO HOLD all and singular the aforesaid property
unto the Trustee, its successors and assigns, in trust for the benefit and security of the holders of the Equipment Notes from time to time, without any priority of any one Equipment Note over any other Equipment Note, and for the uses and purposes, and subject to the terms and provisions, set forth in this
Indenture.

UPON CONDITION that, unless and until an Event of Default
shall have occurred and be continuing, the Company shall be permitted, to the exclusion of the Trustee, to possess and use the Indenture Estate and exercise all rights with respect thereto.

It is expressly agreed that anything herein contained to the contrary notwithstanding, the Company shall remain liable under each of the
Operative Documents and Leases to which it is a party to perform all of the obligations, if any, assumed by it thereunder, all in accordance with and pursuant to the terms and provisions thereof, and the Trustee and the holders shall have no obligation or liability under any of the Operative Documents or
Leases to which the Company is a party by reason of or arising out of this assignment, nor shall the Trustee or the holders of Equipment Notes be required or obligated in any manner to perform or fulfill any obligations of the Company under or pursuant to any of the Operative Documents or Leases to which the
Company is a party or, except as herein expressly provided, to make any payment, or to make any inquiry as to the nature or sufficiency of any payment received by it, or present or file any claim, or take any action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

The Company does hereby constitute the Trustee the true and
lawful attorney of the Company, irrevocably, with full power (in the name of the
Company or otherwise) to ask, require, demand, receive, compound and give acquittance for any and all money and claims for

money due and to become due to the Company which are part of the Indenture
Estate, to endorse any checks or other instruments or orders in connection therewith and to file any notices or claims or take any action or institute any proceedings which the Trustee may deem to be necessary or advisable in the premises.

The Company agrees that at any time and from time to time, the
Company will promptly and duly execute, deliver and file or cause to be executed, delivered and filed any and all such further instruments and documents as may be necessary or as the Trustee may reasonably request in order to obtain the full benefits of this assignment and of the rights and powers herein granted.

The Company does hereby warrant and represent that it has not assigned or pledged, and hereby covenants that it will not assign or pledge, so long as the assignment hereunder shall remain in effect, any of its right, title or interest hereby assigned to anyone other than the Trustee and that it will not, except as provided in or permitted by this Indenture, accept any payment constituting part of the Indenture Estate or enter into an agreement amending or supplementing any of the Operative Documents, execute any waiver or modification of, or consent under the terms of any of the Operative Documents, settle or compromise any claim arising under any of the Operative Documents, or submit or consent to the submission of any dispute, difference or other matter arising under or in respect of any of the Operative Documents to arbitration thereunder.

IT IS HEREBY COVENANTED AND AGREED by and among the parties
hereto as follows:

ARTICLE I

DEFINITIONS

Section 1.01 Certain Definitions. Unless the context otherwise requires, all capitalized terms used herein and not otherwise defined shall have the meanings set forth in Appendix A hereto for all purposes of this Indenture.
All references to articles, sections, clauses, schedules, exhibits, annexes and appendices in this Indenture are to articles, sections, clauses, schedules, exhibits, annexes and appendices in and to this Indenture unless otherwise indicated.

ARTICLE II

THE EQUIPMENT NOTES

Section 2.01 Form of Equipment Notes. (a) The Equipment Notes
and the Trustee's certificate of authentication with respect thereto shall be substantially in the form annexed hereto as Exhibit B. The Equipment Notes may have such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have letters, notations, legends or endorsements required by law, stock exchange agreements to which the
Company is subject, or usage. Any portion of the text of any Equipment Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Equipment Note. The Company shall approve the form of the
Equipment Notes and any notation, legend or endorsement on the Equipment Notes.
Each Equipment Note shall be dated the date of its authentication.

The terms and provisions contained in the form of the
Equipment Notes annexed hereto as Exhibit B shall constitute, and are hereby expressly made, a part of this Indenture. Each of the Company and the Trustee, by its execution and delivery of this Indenture, expressly agrees to the terms and provisions of the Equipment Notes applicable to it and to be bound thereby.

The Equipment Notes shall be typed, printed, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner determined by the officers executing such Equipment Notes, as evidenced by their execution of such Equipment Notes.

Section 2.02 Execution, Authentication and Denominations. The
Equipment Notes shall be executed by an Officer of the Company authorized to execute Equipment Notes, by facsimile or manual signature, in the name and on behalf of the Company.

If an officer whose signature is on an Equipment Note no
longer holds that office at the time the Trustee authenticates the Equipment
Note, the Equipment Note shall be valid nevertheless.

An Equipment Note shall not be valid until the Trustee
manually signs the certificate of authentication on the Equipment Note. The signature shall be conclusive evidence that the Equipment Note has been authenticated under this Indenture.

At any time and from time to time after the execution of this
Indenture, the Trustee shall, upon receipt of a Company Order, authenticate for original issue Equipment Notes in the aggregate principal amount specified in such Company Order. Such Company Order shall specify the amount of Equipment
Notes to be authenticated and the date on which the issue of Equipment Notes is to be authenticated.

Section 2.03 Registrar and Paying Agent. The Company shall
maintain an office or agency where Equipment Notes may be presented for registration of transfer or for exchange (the "Registrar"), an office or agency where Equipment Notes may be presented for payment (the "Paying Agent"), and an office or agency where notices and demands to or upon the Company in respect of the Equipment Notes and this Indenture may be served. The Company shall cause the Registrar to keep a register of the Equipment Notes and of their transfer and exchange (the "Equipment Note Register"). The Company may have one or more additional Paying Agents.

The Company shall enter into an appropriate agency agreement with any Agent not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall give prompt written notice to the Trustee of the name and address of any such Agent and any change in the address of such Agent. If the Company fails to maintain a
Registrar, Paying Agent and/or agent for service of notices and demands, the
Trustee shall act as such Registrar, Paying Agent and/or agent for service of notices and demands

for so long as such failure shall continue. The Company may remove any Agent upon written notice to such Agent and the Trustee; provided that no such removal shall become effective until (i) the acceptance of an appointment by a successor
Agent to such Agent as evidenced by an appropriate agency agreement entered into by the Company and such successor Agent and delivered to the Trustee or (ii)
notification to the Trustee that the Trustee shall serve as such Agent until the appointment of a successor Agent in accordance with clause (i) of this proviso.
The Company or any Affiliate of the Company may act as Paying Agent, Registrar,
and/or agent for service of notice and demands. The Company shall initially act as the Paying Agent.

The Company initially appoints the Trustee as Registrar,
Paying Agent and authenticating agent. If, at any time, the Trustee is not the
Registrar, the Registrar shall make available to the Trustee on or before each
Interest Payment Date and at such other times as the Trustee may reasonably request, the names and addresses of the Holders as they appear in the Equipment
Note Register.

Section 2.04 Paying Agent to Hold Money in Trust. The Company
shall require each Paying Agent, if any, other than the Trustee to agree in writing that such Paying Agent shall hold in trust for the benefit of the
Holders or the Trustee all money held by the Paying Agent for the payment of principal of, premium, if any, or interest on the Equipment Notes (whether such money has been paid to it by the Company or the Guarantor on the Equipment
Notes), and that such Paying Agent shall promptly notify the Trustee of any default by the Company (or the Guarantor on the Equipment Notes) in making any such payment. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and account for any funds disbursed, and the
Trustee may at any time during the continuance of any payment default, upon written request to a Paying Agent, require such Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed. Upon doing so, the Paying Agent shall have no further liability for the money so paid over to the Trustee. If the Company or any Subsidiary of the Company or any Affiliate of
any of them acts as Paying Agent, it will, on or before each due date of any principal of, premium, if any, or interest on the Equipment Notes, segregate and hold in a separate trust fund for the benefit of the Holders a sum of money sufficient to pay such principal, premium, if any, or interest so becoming due until such sum of money shall be paid to such Holders or otherwise disposed of as provided in this Indenture, and will promptly notify the Trustee of its action or failure to act as required by this Section 2.04.

Section 2.05 Transfer and Exchange. The Equipment Notes are
issuable only in registered form. A Holder may transfer an Equipment Note by written application to the Registrar stating the name of the proposed transferee and otherwise complying with the terms of this Indenture. No such transfer shall be effected until, and such transferee shall succeed to the rights of a Holder only upon registration of the transfer by the Registrar in the Equipment Note
Register. Prior to the registration of any transfer by a Holder as provided herein, the Company, the Trustee, and any agent of the Company or the Trustee shall treat the Person in whose name the Equipment Note is registered as the owner thereof for all purposes and none of the Company, the Trustee, or any such agent shall be affected by notice to the contrary. When Equipment Notes are presented to the Registrar with a request to register the transfer or to exchange them for an equal principal amount of Equipment Notes of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested if its requirements for such transactions are met. To permit registrations of transfers and exchanges in accordance with the terms, conditions and restrictions hereof, the Company shall execute and the
Trustee shall authenticate Equipment Notes. No service charge shall be made to any Holder for any registration of transfer or exchange or redemption of the
Equipment Notes, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer taxes or other similar governmental charge payable upon transfers or exchanges pursuant to Section 2.12 or 8.05).

Section 2.06 Replacement Equipment Notes. If (i) a mutilated
Equipment Note is surrendered to the Trustee or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Equipment Note, and
(ii) there is delivered to the Company and the Trustee such security or indemnity as may be required by them to hold each of them harmless, then, in the absence of notice to the Company, the Registrar or the Trustee that such
Equipment Note has been acquired by a protected purchaser, the Company shall execute and upon its request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen
Equipment Note, a replacement Equipment Note of like tenor and amount; provided, however, that if any such mutilated, destroyed, lost or stolen Equipment Note has become or is about to become due and payable, the Company, in its discretion, may pay such Equipment Note instead of issuing a new Equipment Note in replacement thereof.

Upon the issuance of any replacement Equipment Note under this
Section, the Company may require the payment by the Holder of such Equipment
Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Trustee) connected therewith.

Every replacement Equipment Note issued pursuant to this
Section in replacement of any mutilated, destroyed, lost or stolen Equipment
Note shall constitute an original additional contractual obligation of the
Company, whether or not the mutilated, destroyed, lost or stolen Equipment Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other
Equipment Notes duly issued hereunder.

Section 2.07 Outstanding Equipment Notes. Equipment Notes
outstanding at any time are all Equipment Notes that have been authenticated by the Trustee except for those cancelled by it, those delivered to it for cancellation and those described in this Section 2.07 as not outstanding.

If an Equipment Note is replaced pursuant to Section 2.06, it ceases to be outstanding unless and until the Trustee and the Company receive proof reasonably satisfactory to them that the replaced Equipment Note is held by a protected purchaser.

An Equipment Note does not cease to be outstanding because the
Company or one of its Affiliates holds such Equipment Note; provided, however, that, in determining whether the Holders of the requisite principal amount of the outstanding Equipment Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Equipment Notes owned by the
Company or any other obligor upon the Equipment Notes or any Affiliate of the
Company or of such other obligor shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request,

demand, authorization, direction, notice, consent or waiver, only Equipment
Notes which a Responsible Officer of the Trustee knows to be so owned shall be so disregarded. Equipment Notes so owned which have been pledged in good faith may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Equipment Notes and that the pledgee is not the Company or any other obligor upon the Equipment
Notes or any Affiliate of the Company or of such other obligor.

Section 2.08 Cancellation. The Company at any time may deliver to the Trustee for cancellation any Equipment Notes previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever. The Registrar and the Paying Agent shall forward to the Trustee any
Equipment Notes surrendered to them for registration of transfer, exchange, purchase or payment. The Trustee shall cancel all Equipment Notes surrendered for registration of transfer, exchange, purchase, payment or cancellation and shall return all such Equipment Notes to the Company. The Company shall not issue Equipment Notes to replace Equipment Notes it has paid in full or delivered to the Trustee for cancellation.

Section 2.09 Application of Payments to Principal Amount and
Interest. In the case of each Equipment Note, each payment of principal thereof and premium, if any, and interest thereon shall be applied, first, to the payment of accrued but unpaid interest on such Equipment Note then due thereunder (as well as any interest on any overdue principal amount) and (to the extent permitted by law) any overdue premium, if any, any overdue interest and any other overdue amounts thereunder to the date of such payment, second, to the payment of any premium then due thereon, and third, to the payment of the principal amount of such Equipment Note then due thereunder (which, in the case of any partial redemption pursuant to Section 2.12, shall be applied toward the pro rata reduction of all remaining installments of principal on such Equipment
Note).

Section 2.10 Termination of Interest in Indenture Estate. A
Holder shall have no further interest in, or other right with respect to, the
Indenture Estate when and if the principal amount of and interest on all
Equipment Notes held by such Holder and all other sums payable to such Holder hereunder and under such Equipment Notes shall have been paid in full.

Section 2.11 Equally and Ratably Secured. All Equipment Notes
at any time outstanding under this Indenture shall be equally and ratably secured hereby without preference, priority or distinction on account of the date or dates, the actual time or times of the issue or maturity of such
Equipment Notes so that all Equipment Notes at any time issued and outstanding hereunder shall have the same rights and preferences, and be entitled to the same benefits provided by the Liens created, under and by virtue of this
Indenture.

Section 2.12 Redemption; Notice of Redemption. (a) The Company
may, at its option, on not less than 30 (and no more than 60) days' notice to the Trustee, redeem on any date the outstanding Equipment Notes in whole or in part, at a redemption price equal to the greater of (1) 100% of the principal amount of the Equipment Notes to be redeemed, and (2) as determined by the
Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest in respect of the Equipment Notes to be redeemed (not including any portion of those payments of interest accrued as of the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day

months) at the Adjusted Treasury Rate plus 25 basis points, plus, in each case, accrued interest to the date of redemption.

"Adjusted Treasury Rate" means, with respect to any redemption date, the rate per year equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury
Issue (expressed as a percentage of its principal amount) equal to the
Comparable Treasury Price for that redemption date.

"Comparable Treasury Issue" means the United States Treasury security selected by the Quotation Agent as having a maturity comparable to the remaining term of the Equipment Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of those Equipment Notes.

"Comparable Treasury Price" means, with respect to any
redemption date, (i) the average of the Reference Treasury Dealer Quotations for that redemption date, after excluding the highest and lowest Reference Treasury
Dealer Quotations, or (ii) if the Trustee obtains fewer than three Reference
Treasury Dealer Quotations, the average of all Reference Treasury Dealer
Quotations so received.

"Quotation Agent" means the Reference Treasury Dealer
appointed by the Company.

"Reference Treasury Dealer" means (1) J.P. Morgan Securities
Inc. and its successors, provided, however, that if the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary
Treasury Dealer"), the Company shall substitute another Primary Treasury Dealer, and (2) any other Primary Treasury Dealer selected by the Company.

"Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Reference Treasury Dealer, of the bid and asked prices for the
Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing by that Reference Treasury Dealer at 5:00
p.m., New York City time, on the third Business Day preceding that redemption date.

Upon the redemption of any Equipment Notes pursuant to this
Section 2.12(a), the Trustee shall, in accordance with Section 11.01(a), release from the Lien of this Indenture the Items of Equipment specified by the Company in a Company Order having an aggregate Fair Value as determined by the Company equal to or less than the product obtained by multiplying the aggregate Fair
Value of all Items of Equipment subject to the Lien of this Indenture by a fraction, the numerator of which shall be the aggregate unpaid principal amount of the Equipment Notes so redeemed and the denominator of which shall be the aggregate unpaid principal amount of all Equipment Notes outstanding immediately prior to such redemption.

(b) In connection with an Event of Loss (unless the Company
shall have elected the option set forth in Section 9.11(a)(i) with respect thereto), the Company shall, on or before the relevant Loss Redemption Date (as defined in Section 9.11(a)), redeem a principal amount of the Equipment Notes equal to the product obtained by multiplying the aggregate

unpaid principal amount of all Equipment Notes on the date notice of the
Company's election to redeem is given to the Trustee pursuant to Section
9.11(a), by a fraction, the numerator of which shall be the Fair Value of the
Equipment with respect to which such Event of Loss occurred and the denominator of which shall be the aggregate Fair Value of all Equipment subject to the Lien hereof immediately prior to the occurrence of such Event of Loss. The redemption price payable upon a redemption pursuant to this Section 2.12(b) shall equal the principal amount of the Equipment Notes to be redeemed as determined pursuant to the immediately preceding sentence, together with accrued and unpaid interest on such principal amount to the date of such redemption but without the payment of any premium.

(c) The Trustee shall give prompt notice to the Noteholders of any redemption pursuant to this Section 2.12.

(d) The Equipment Notes are not subject to redemption or
prepayment except as provided in this Section 2.12 and in Section 3.03 of this
Indenture.

ARTICLE III

RECEIPT, DISTRIBUTION AND APPLICATION
OF INCOME FROM THE INDENTURE ESTATE

Section 3.01 Payments Prior to Indenture Event of Default.
Except as otherwise provided in Section 3.03, any money paid over by the Company to the Trustee for payment on the Equipment Notes shall be distributed by the
Trustee as promptly as possible to the holders of the Equipment Notes to pay in full the aggregate amount of the payment or payments of principal, premium, if any, and interest (as well as any interest on overdue principal) then due, such distribution to be made ratably, in the proportion that the amount of such payment or payments then due or so scheduled with respect to each such Equipment
Note bears to the aggregate amount of payments then due under all such Equipment
Notes. The amount so distributed to a Holder of an Equipment Note shall be applied by such Holder in payment of such Equipment Note in accordance with the terms of Section 2.09.

Section 3.02 [Reserved].

Section 3.03 Payments After Indenture Event of Default. (a)
All payments received and amounts realized by the Trustee after an Indenture
Event of Default shall have occurred and be continuing and after the Equipment
Notes shall have been accelerated pursuant to Section 4.02 or the Trustee has elected to foreclose or otherwise enforce its rights under this Indenture
(including any amounts realized by the Trustee from the exercise of any remedies pursuant to Article IV), as well as all payments or amounts then held or thereafter received by the Trustee as part of the Indenture Estate while such
Indenture Event of Default shall be continuing, shall be distributed forthwith by the Trustee in the following order of priority: first, so much of such payments or amounts as shall be required to pay or reimburse the Trustee for any unpaid fees for its services under this Indenture and any tax, liability, expense (including reasonable attorneys' fees) or other loss incurred by the
Trustee (to the extent reimbursable and not previously reimbursed and to the extent reasonably incurred in connection with its duties as

Trustee) shall be distributed to the Trustee; second, so much of such payments or amounts as shall be required to reimburse the Holders of the Equipment Notes for payments made by them to the Trustee pursuant to Article V (to the extent not previously reimbursed), shall be distributed to such Holders of the
Equipment Notes, without priority of one over the other, in accordance with the amount of the payment or payments made by, or payable to, each such Holder;
third, so much of such payments or amounts as shall be required to pay in full the aggregate unpaid principal amount of all Equipment Notes, plus the accrued but unpaid interest thereon to the date of distribution, shall be distributed to the Holders of the Equipment Notes, and in case the aggregate amount so to be distributed shall be insufficient to pay in full the aforesaid amounts, then, ratably, without priority of one over another, in the proportion that the aggregate unpaid principal amount of all Equipment Notes held by each such
Holder, plus the accrued but unpaid interest thereon to the date of distribution, bears to the aggregate unpaid principal amount of all Equipment
Notes, plus the accrued but unpaid interest thereon to the date of distribution;
and fourth, the balance, if any, of such payments or amounts remaining thereafter shall be distributed to, or as directed by, the Company;

(b) If an Indenture Event of Default shall have occurred and be continuing, the Trustee shall not make any distribution to the Company but shall hold amounts otherwise distributable to the Company as collateral security for the obligations secured hereby until such time as no Indenture Event of
Default shall be continuing hereunder or such amounts are applied pursuant to
Section 3.03(a).

Section 3.04 Other Payments. Except as otherwise provided in
Section 3.03,

(a) any payments received by the Trustee for which no
provision as to the application thereof is made elsewhere in this
Article III, and

(b) all payments received and amounts realized by the Trustee with respect to the Items of Equipment to the extent received or realized at any time after payment in full of the principal of and interest and premium, if any, on all Equipment Notes, as well as any other amounts remaining as part of the Indenture Estate after payment in full of the principal of and interest and premium, if any, on all
Equipment Notes issued hereunder,

shall be distributed forthwith by the Trustee in the order of priority set forth in Section 3.03, except that in the case of any payment described in clause (b)
above, such payment shall be distributed omitting clause "third" of such Section
3.03(a).

ARTICLE IV

REMEDIES OF THE TRUSTEE
UPON AN INDENTURE EVENT OF DEFAULT

Section 4.01 Indenture Events of Default. The following events shall constitute "Indenture Events of Default" and each such Indenture Event of
Default shall be deemed to exist and continue so long as, but only so long as, it shall not have been remedied:

(a) default by the Company in making any payment when due of any principal of or premium (if any) on, any Equipment Note;

(b) default by the Company in making any payment when due of any interest on any Equipment Note, and the continuance of such default unremedied for 10 Business Days after the same shall have become due and payable;

(c) any failure by the Company or the Guarantor to observe or perform in any material respect any covenant or obligation of it, in this Indenture or the Equipment Notes if, but only if, such failure is not remedied within a period of 120 days after there has been given to the Company or the Guarantor, as the case may be, by the Trustee or the
Holders of 25% or more in aggregate principal amount of the Equipment
Notes then outstanding a written notice specifying such failure and requiring it to be remedied;

(d) any representation or warranty made by the Company
hereunder, or by any representative of the Company in any document or certificate furnished to the Trustee in connection herewith or pursuant hereto, shall prove at any time to have been incorrect in any material adverse respect as of the date made and such incorrectness shall remain material and unremedied for a period of 120 days after the date on which there has been given to the Company by the Trustee or the Holders of 25% or more in aggregate principal amount of the Equipment Notes then outstanding a written notice specifying such incorrectness;

(e) the Guarantee shall cease to be in full force and effect or the Guarantor shall take any action to seek to have the Guarantee declared void or unenforceable;

(f) either the Company or the Guarantor shall (i) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect, or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, or (ii) consent to any such relief or to the appointment of or taking possession by any such official in any voluntary case or other proceeding commenced against it, or (iii) admit in writing its inability to pay its debts generally as they come due, or (iv) make a general assignment for the benefit of creditors, or (v) take any corporate action to authorize any of the foregoing; or

(g) an involuntary case or other proceeding shall be commenced against either the Company or the Guarantor seeking liquidation, reorganization or other relief with respect to it or its respective debts under any bankruptcy, insolvency or other similar law now or hereafter in effect, or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding shall remain undismissed and unstayed for a period of 90 days.

Section 4.02 Acceleration; Rescission and Annulment. If an
Indenture Event of Default (other than as described in Section 4.01(f) or (g))
shall occur and be continuing, the Trustee may, and when instructed by the
Holders of at least 25% in aggregate principal amount

of the Equipment Notes then outstanding, shall, by written notice to the
Company, declare the unpaid principal amount of all Equipment Notes then outstanding to be immediately due and payable, together with all accrued and unpaid interest thereon and all other amounts due thereunder. If an Indenture
Event of Default described in Section 4.01(f) or (g) shall have occurred and be continuing, the unpaid principal amount of all Equipment Notes then outstanding, together with all accrued and unpaid interest thereon and all other amounts due thereunder, shall immediately become due and payable, without any notice or action by the Trustee or any Noteholder, to the fullest extent permitted by law.
At any time after acceleration and prior to the sale of any of the Indenture
Estate pursuant to this Article IV, a Majority in Interest, by written notice to the Company and the Trustee, may rescind and annul such acceleration and thereby annul its consequences if: (i) there has been paid to or deposited with the
Trustee an amount sufficient to pay all overdue installments of interest on the
Equipment Notes, and the principal of and premium, if any, on any Equipment
Notes that have become due otherwise than by such acceleration, (ii) the rescission would not conflict with any judgment or decree, and (iii) all other
Indenture Defaults and Indenture Events of Default, other than nonpayment of principal or interest on the Equipment Notes that have become due solely because of such acceleration, have been cured or waived.

Section 4.03 Remedies with Respect to Indenture Estate. (a) If an Indenture Event of Default shall have occurred and be continuing, and the
Equipment Notes shall have been accelerated (and such acceleration shall not have been rescinded) pursuant to Section 4.02, then and in every such case the
Trustee shall be entitled to exercise any or all of the rights and powers and pursue any and all of the remedies pursuant to this Article IV and may recover judgment in its own name as Trustee against the Company and Indenture Estate and may take possession of all or any part of the Indenture Estate, and may exclude the Company and all persons claiming under the Company wholly or partly therefrom.

(b) The Trustee may, if at the time such action may be lawful and always subject to compliance with any mandatory legal requirements, either with or without taking possession, and either before or after taking possession, and without instituting any legal proceedings whatsoever, and having first given written notice of such sale to the Company at least 30 days prior to the date of such sale or the date on which the Trustee enters into a binding contract for a private sale, and any other notice which may be required by law, sell and dispose of the Indenture Estate, or any part thereof, or interest therein, at public auction to the highest bidder or at private sale in one lot as an entirety or in separate lots, and either for cash or on credit and on such terms as the Trustee may determine, and at any place (whether or not it be the location of the Indenture Estate or any part thereof) and time designated in the notice above referred to. Any such public sale or sales may be adjourned from time to time by announcement at the time and place appointed for such sale or sales, or for any such adjourned sale or sales, without further notice, and the
Trustee or the Holder or Holders of any Equipment Notes, or any interest therein, may bid and become the purchaser at any such public sale. The Trustee may exercise such right without possession or production of the Equipment Notes or proof of ownership thereof, and as representative of the Holders may exercise such right without including the Holders as parties to any suit or proceeding relating to foreclosure of any property in the Indenture Estate. The Company hereby irrevocably constitutes the Trustee the true and lawful attorney-in-fact of the Company (in the name of the Company or otherwise) for the purpose of effecting any sale, assignment, transfer or delivery for enforcement of the Lien of this

Indenture, whether pursuant to foreclosure or power of sale or otherwise, to execute and deliver all such bills of sale, assignments and other instruments as the Trustee may consider necessary or appropriate, with full power of substitution, the Company hereby ratifying and confirming all that such attorney or any substitute shall lawfully do by virtue hereof. Nevertheless, if so requested by the Trustee or any purchaser, the Company shall ratify and confirm any such sale, assignment, transfer or delivery, by executing and delivering to the Trustee or such purchaser all bills of sale, assignments, releases and other proper instruments to effect such ratification and confirmation as may be designated in any such request.

(c) The Company agrees, to the fullest extent that it lawfully may, that, in case one or more of the Indenture Events of Default shall have occurred and be continuing, then, in every such case, the Trustee may take possession of all or any part of the Indenture Estate and, subject to the rights of the lessees under the Leases, may exclude the Company and all persons claiming under any of them wholly or partly therefrom. At the request of the
Trustee, the Company shall promptly execute and deliver to the Trustee such instruments of title and other documents as the Trustee may deem necessary or advisable to enable the Trustee or an agent or representative designated by the
Trustee, at such time or times and place or places as the Trustee may specify, to obtain possession, subject to the rights of the lessees under the Leases, of all or any part of the Indenture Estate. If the Company shall fail for any reason to execute and deliver such instruments and documents to the Trustee, the
Trustee may pursue all or part of the Indenture Estate wherever it may be found and may enter any of the premises of the Company wherever the Indenture Estate may be or be supposed to be and search for the Indenture Estate and take possession of and remove the Indenture Estate, subject to the rights of the lessees under the Leases. Upon every such taking of possession, the Trustee may, from time to time, at the expense of the Indenture Estate, make all such expenditures for maintenance, insurance, repairs, replacements, alterations, additions and improvements to any of the Indenture Estate, as it may deem proper or as it may otherwise be directed to do so by a Majority in Interest. In each such case, and subject to the rights of the lessees under the Leases, the
Trustee shall have the right to use, operate, store, control or manage the
Indenture Estate, and to carry on the business and to exercise all rights and powers of the Company relating to the Indenture Estate, including the right to enter into any and all such agreements with respect to the maintenance, operation, leasing or storage of the Indenture Estate or any part thereof; and
the Trustee shall be entitled to collect and receive all tolls, rents, revenues, issues, income, products and profits of the Indenture Estate and every part thereof, without prejudice, however, to the right of the Trustee under any provision of this Indenture to collect and receive all cash held by, or required to be deposited with, the Trustee hereunder. Such tolls, rents, revenues, issues, income, products and profits shall be applied to pay the expenses of holding and operating the Indenture Estate and of conducting the business thereof, and of all maintenance, repairs, replacements, alterations, additions and improvements, and to make all payments which the Trustee may be required or may elect to make, if any, for taxes, assessments, insurance or other proper charges upon the Indenture Estate or any part thereof (including the employment of engineers and accountants to examine, inspect and make reports upon the properties and books and records of the Company), and all other payments which the Trustee may be required or authorized to make under any provision of this
Indenture, as well as just and reasonable compensation for the services of the
Trustee, and of all persons properly engaged and employed by the Trustee, including the reasonable expenses of the Trustee. Any action by the Trustee pursuant to this Section 4.03(c)

will in all respects be subject to compliance with any mandatory legal requirements applicable to any such action and to the rights of the lessees under the Leases, if any.

(d) If an Indenture Event of Default occurs and is continuing and the Trustee shall have obtained possession of an Item of Equipment, the
Trustee shall not be obligated to cause any Person to use or operate such Item of Equipment or cause such Item of Equipment to be used or operated directly or indirectly by itself or through agents or other representatives or to lease, license or otherwise permit or provide for the use or operation of such Item of
Equipment by any other Person unless (i) the Trustee, as directed by a Majority in Interest, shall have been able to obtain insurance in kinds, at rates and in amounts satisfactory to a Majority in Interest to protect the Indenture Estate and the Trustee, as trustee and individually, against any and all liability for loss or damage to such Item of Equipment and for public liability and property damage resulting from use or operation of such Item of Equipment and (ii) funds are available in the Indenture Estate to pay for all such insurance or, in lieu of such insurance, the Trustee is furnished with indemnification from the holders of the Equipment Notes or any other Person upon terms and in amounts satisfactory to the Trustee in its discretion to protect the Indenture Estate and the Trustee, as trustee and individually, against any and all such liabilities.

(e) If an Indenture Event of Default shall occur and be
continuing, the Trustee may proceed to protect and enforce this Indenture and the Equipment Notes by suits or proceedings in equity, at law or in bankruptcy, and whether for specific performance of any covenant or agreement or in execution or aid of any power herein granted, or for foreclosure hereunder, or the appointment of a receiver or receivers for the Indenture Estate or any part thereof, or for the recovery of a judgment for the indebtedness secured hereby, or the enforcement of any other legal or equitable remedy available to a mortgagee or a secured party under the Uniform Commercial Code of the relevant jurisdiction or any other applicable law.

(f) If an Indenture Event of Default shall occur and be
continuing, the Trustee and the Company shall give the "account debtor" (as defined in Article 9 of the Uniform Commercial Code of the relevant jurisdiction) under each Lease a notice in substantially the form of Exhibit C hereto. The Company hereby irrevocably constitutes the Trustee the true and lawful attorney-in-fact of the Company (in the name of the Company or otherwise)
for the purpose of giving such notice.

Section 4.04 Waiver of Existing Defaults. A Majority in
Interest by notice to the Trustee on behalf of all Holders of the Equipment
Notes may waive any past default hereunder and its consequences, except that the consent of each Holder of an Equipment Note affected thereby shall be required to waive a default (i) in the payment of the principal of, premium, if any, or interest on any Equipment Note or (ii) in respect of a covenant or provision hereof which under Article VIII hereof cannot be modified or amended without the consent of the Holder of each Equipment Note affected. Upon any such waiver, such default shall cease to exist, and any Indenture Event of Default arising therefrom shall be deemed to have been cured for every purpose of this
Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 4.05 Control by Majority. A Majority in Interest may
direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or

exercising any trust or power conferred on the Trustee. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture that may involve the Trustee in personal liability, or that the Trustee determines in good faith may be unduly prejudicial to the rights of Holders of the Equipment
Notes not joining in the giving of such direction, and may take any other action it deems proper that is not inconsistent with any such direction received from
Holders of the Equipment Notes.

Section 4.06 Limitation on Suits. A Holder may not pursue any remedy with respect to this Indenture or the Equipment Notes unless:

(i) the Holder gives the Trustee written notice of a
continuing Indenture Event of Default;

(ii) the Holders of at least 25% in aggregate principal amount of outstanding Equipment Notes make a written request to the Trustee to pursue the remedy;

(iii) such Holder or Holders offer the Trustee indemnity
satisfactory to the Trustee against any costs, liability or expense;

(iv) the Trustee does not comply with the request within 60
days after receipt of the request and the offer of indemnity; and

(v) during such 60-day period, a Majority in Interest does not give the Trustee a direction that is inconsistent with the request.

A Holder may not use this Indenture to prejudice the rights of another Holder or to obtain a preference or priority over such other Holder.

Section 4.07 Rights of Holders to Receive Payment.
Notwithstanding any other provision of this Indenture, the right of any Holder of an Equipment Note to receive payment of principal of, premium, if any, or interest on such Holder's Equipment Note on or after the respective due dates expressed on such Equipment Note, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

Section 4.08 Delay or Omission Not Waiver. No delay or
omission of the Trustee or of any Holder to exercise any right or remedy accruing upon any Indenture Event of Default shall impair any such right or remedy or constitute a waiver of any such Indenture Event of Default or an acquiescence therein. Every right and remedy given under this Indenture or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

Section 4.09 Remedies Cumulative. Each and every right, power and remedy herein specifically given to the Trustee or otherwise in this
Indenture shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by the Trustee, and the exercise or the

beginning of the exercise of any power or remedy shall not be construed to be a waiver of the right to exercise at the time or thereafter any other right, power or remedy. No delay or omission by the Trustee in the exercise of any right, remedy or power or in the pursuance of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of the
Company or to be an acquiescence therein.

Section 4.10 Discontinuance of Proceedings. In case the
Trustee shall have proceeded to enforce any right, power or remedy under this
Indenture by foreclosure, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Trustee, then and in every such case the Company and, the
Trustee shall be restored to their former positions and rights hereunder with respect to the Indenture Estate, and all rights, remedies and powers of the
Trustee shall continue as if no such proceedings had been undertaken (but otherwise without prejudice).

Section 4.11 Undertaking for Costs. In any suit for the
enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorney's fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant, provided that the provisions of this Section shall not apply to any suit instituted by any Holder of an Equipment Note.

ARTICLE V

THE TRUSTEE

Section 5.01 Acceptance of Trusts and Duties. The Trustee
accepts the trusts hereby created and applicable to it and agrees to perform the same but only upon the terms of this Indenture and agrees to receive and disburse all money received by it constituting part of the Indenture Estate in accordance with the terms hereof.

Section 5.02 Certain Duties and Responsibilities. (a) Except
during the continuance of an Indenture Event of Default:

(i) the Trustee undertakes to perform such duties as are
specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

(ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this
Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

(b) In case an Indenture Event of Default shall occur and be continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

(c) No provision of this Indenture shall be construed to
relieve the Trustee from liability for its own grossly negligent action (or negligent action in the handling of funds), its own grossly negligent failure to act (or negligent failure to action in the handling of funds), or its own willful misconduct, except that:

(i) this subsection shall not be construed to limit the effect of subsection (a) of this Section;

(ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

(iii) the Trustee shall not be liable with respect to any
action taken or omitted to be taken by it in good faith in accordance with the direction of a Majority in Interest relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the
Trustee, under this Indenture; and

(iv) no provision of this Indenture shall require the Trustee to expend or risk its own funds in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk is not reasonably assured to it.

(d) Whether or not herein expressly so provided, every
provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

Section 5.03 Notice of Indenture Defaults. If the Trustee
shall have knowledge of any Indenture Default or Indenture Event of Default
hereunder, the Trustee shall promptly give notice thereof to the Company in accordance with Section 11.10 and to all Holders, as their names and addresses appear in the Equipment Note Register, unless such Indenture Default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any
Equipment Note, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders.

Section 5.04 Certain Rights of Trustee. Except as otherwise
provided in Section 5.02:

(a) the Trustee may conclusively rely and shall be protected in acting or refraining from acting in reliance upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper

or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(b) whenever in the administration of this Indenture the
Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the
Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an
Officer's Certificate of the Company;

(c) the Trustee may consult with counsel of its choice and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

(d) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to it against the cost, expenses and liabilities which might be incurred by it in compliance with such request or direction;

(e) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document;

(f) the Trustee may execute any of the trusts or powers
hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

(g) the Trustee shall not be deemed to have notice of any
Indenture Default or Indenture Event of Default unless a Responsible
Officer of the Trustee has actual knowledge thereof or unless written notice of any such event is received by the Trustee at the Corporate
Trust Office of the Trustee, and such notice references the Equipment
Notes and this Indenture; and

(h) the Trustee may request that the Company deliver an
Officer's Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officer's Certificate may be signed by any person authorized to sign an Officer's Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

Section 5.05 Not Responsible for Recitals or Issuance of
Equipment Notes. The recitals contained herein and in the Equipment Notes, except the certificates of authentication, shall not be taken as the statements of the Trustee, and the Trustee assumes no responsibility for their correctness.
The Trustee makes no representations as to the validity or sufficiency of this
Indenture or the Equipment Notes, except that the Trustee hereby represents and warrants that this Indenture has been executed and delivered by one of its officers who is duly authorized to execute and deliver such document on its behalf.

Section 5.06 May Hold Equipment Notes. The Trustee may become the owner or pledgee of Equipment Notes and may otherwise deal with the Company with the same rights it would have if it were not Trustee.

Section 5.07 Indenture Supplements. In the event there is
delivered to the Trustee for execution an Indenture Supplement or a Memorandum of Trust, as contemplated by Section 9.11, 9.13 or 9.14, the Trustee agrees, subject to Section 8.02, for the benefit of the holders of the Equipment Notes and the Company, to execute and deliver such Indenture Supplement or Memorandum of Trust, as the case may be.

Section 5.08 Effect of Replacements. In the event of the
substitution of a Replacement Item of Equipment, all provisions of this
Indenture relating to the Item of Equipment or Items of Equipment being replaced shall be applicable to such Replacement Item of Equipment with the same force and effect as if such Replacement Item of Equipment was the same Item of
Equipment being replaced.

Section 5.09 Withholding Taxes. The Trustee, as agent for the
Company, shall exclude and withhold from each payment of principal, premium, if any, and interest and other amounts due hereunder or under the Equipment Notes any and all withholding taxes applicable thereto as required by law. The Trustee agrees to act as such withholding agent and, in connection therewith, whenever any present or future taxes or similar charges are required to be withheld by it with respect to any amounts payable in respect of the Equipment Notes, to withhold such amounts and timely pay the same to the appropriate authority in the name of and on behalf of the holders of the Equipment Notes, that it will file any necessary withholding tax returns or statements when due, and that, as promptly as possible after the payment thereof, it will deliver to each holder of an Equipment Note appropriate documentation showing the payment thereof, together with such additional documentary evidence as such holders may reasonably request from time to time.

Section 5.10 No Representations or Warranties as to the Items
of Equipment or Documents. THE TRUSTEE NEITHER MAKES NOR SHALL BE DEEMED TO HAVE
MADE (i) ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, AS TO THE VALUE,
CONDITION, DESIGN, OPERATION, MERCHANTABILITY OR FITNESS FOR USE OF THE ITEMS OF
EQUIPMENT OR AS TO THE TITLE THERETO, OR ANY OTHER REPRESENTATION OR WARRANTY
WITH RESPECT TO THE ITEMS OF EQUIPMENT WHATSOEVER, or (ii) any representation or warranty as to the validity, legality or enforceability of this Indenture, the
Equipment Notes, or any Indenture Supplement or any other document or instrument or as to the correctness of any statement contained in any thereof (except as to the representations and warranties made by the Trustee herein).

Section 5.11 No Segregation of Moneys; No Interest;
Investments. (a) Subject to Section 5.12(b), no money received by the Trustee hereunder need be segregated in any manner except to the extent required by law, and any such money may be deposited under such general conditions for the holding of trust funds as may be prescribed by law applicable to the Trustee, and, except as otherwise agreed by the Trustee, the Trustee shall not be liable for any interest thereon.

(b) Any amounts held by the Trustee pursuant to the express
terms of this Indenture and not required to be distributed as herein provided shall be invested and reinvested by the Trustee from time to time in Specified
Investments at the written direction and at the risk and expense of the Company, except that in the absence of any such direction or after an Indenture Event of
Default shall have occurred and be continuing, such amounts shall be so invested by the Trustee in Specified Investments of the type specified in clause (f) of the definition thereof, except as provided below, and the Trustee shall hold any such Specified Investments until maturity. Any net income or gain realized as a result of any such investments shall be held as part of the Indenture Estate and shall be applied by the Trustee at the same times, on the same conditions and in the same manner as the amounts in respect of which such income or gain was realized are required to be distributed in accordance with the provisions hereof pursuant to which such amounts were required to be held and if no Indenture
Event of Default shall have occurred and be continuing any excess shall be paid to the Company upon its request. Any such Specified Investments may be sold or otherwise reduced to cash (without regard to maturity date) by the Trustee whenever necessary to make any application as required by such provision. The
Trustee shall have no liability for any loss resulting from any such investment other than by reason of the willful misconduct or negligence of the Trustee.

Section 5.12 No Compensation from Holders or Indenture Estate.
The Trustee agrees that it shall have no right against the Holders of the
Equipment Notes or, except as provided in Sections 3.03 and 4.03, the Indenture
Estate, for any fee as compensation for its services hereunder.

Section 5.13 Limitation on Duty of Trustee in Respect of
Indenture Estate. (a) Except as otherwise provided in this Indenture, the
Trustee shall have no duty as to any Indenture Estate in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to preservation of rights against prior parties or any other rights pertaining thereto and the Trustee shall not be responsible for filing any financing or continuation statements or recording any documents or instruments in any public office at any time or times or otherwise perfecting or maintaining the perfection of any security interest in the Indenture Estate.

(b) The Trustee shall not be responsible for (i) the
existence, genuineness or value of any of the Indenture Estate or for the validity, perfection, priority or enforceability of the Liens in any of the
Indenture Estate, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder, except to the extent such action or omission constitutes negligence, bad faith or willful misconduct on the part of the Trustee, (ii) for the validity or sufficiency of the Indenture
Estate or any agreement or assignment contained therein, (iii) for the validity of the title of the Company to the Indenture Estate, (iv) for insuring the
Indenture Estate or (v) for the payment of taxes, charges, assessments or Liens upon the Indenture Estate or otherwise as to the maintenance of the Indenture
Estate.

Section 5.14 No Liability of Trustee. Anything in this
Indenture to the contrary notwithstanding, in no event shall the Trustee be liable under or in connection with this Indenture for indirect, special, incidental, punitive or consequential losses or damages of any kind whatsoever, including but not limited to lost profits, whether or not foreseeable, even if the

Trustee has been advised of the possibility thereof and regardless of the form of action in which such damages are sought.

ARTICLE VI

INDEMNIFICATION AND COMPENSATION OF TRUSTEE

Section 6.01 Scope of Indemnification. The Company hereby
agrees, whether or not any of the transactions contemplated hereby shall be consummated, to assume liability for, and does hereby indemnify, protect, save and keep harmless the Trustee, in each of its capacities hereunder, including in its individual capacity, and its successors, assigns, agents and servants, from and against any and all liabilities (including strict tort liability), obligations, losses, damages, penalties, taxes (excluding any taxes, fees or other charges on, based on, or measured by, any fees or compensation received by the Trustee for services rendered in connection with the transactions contemplated hereby), claims, actions, suits, costs, expenses or disbursements
(including reasonable legal fees and expenses) of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Indenture Estate or the Trustee (whether or not also indemnified against by any other person under any other document) in any way relating to or arising out of this Indenture, any
Indenture Supplement or the Equipment Notes, or the enforcement of any of the terms of any thereof, or in any way relating to or arising out of the manufacture, purchase, acceptance, nonacceptance, rejection, ownership, delivery, lease, sublease, registration, re-registration, possession, use, operation, condition, sale, return or other disposition of the Items of
Equipment or any part thereof (including, without limitation, latent and other defects, whether or not discoverable, and any claim for patent, trademark or copyright infringement), or in any way relating to or arising out of the administration of the Indenture Estate or the action or inaction of the Company hereunder, or the Trustee hereunder except only in the case of willful misconduct, bad faith or gross negligence (or negligence in the handling of funds) of the Trustee in the performance of its duties hereunder or the breach of any of its representations and warranties set forth herein.

Section 6.02 Compensation. The Company agrees

(a) to pay to the Trustee from time to time such compensation as the Company and the Trustee shall from time to time agree in writing for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust); and

(b) except as otherwise expressly provided herein, to
reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence, wilfull misconduct or bad faith.

The Trustee shall have a lien prior to the Equipment Notes as to all property and funds held by it hereunder for any amount owing it or any predecessor Trustee pursuant to

Sections 6.01 and 6.02, except with respect to funds held in trust for the benefit of the Holders of particular Equipment Notes.

When the Trustee incurs expenses or renders services in
connection with an Indenture Event of Default specified in Section 4.01(f) or
Section 4.01(g), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable federal or state bankruptcy, insolvency or other similar law.

The provisions of this Section 6.02 shall survive the
termination of this Indenture.

ARTICLE VII

SUCCESSOR TRUSTEES

Section 7.01 Resignation of Trustee; Appointment of Successor.
(a) The resignation or removal of the Trustee and the appointment of a successor
Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section 7.01. The Trustee or any successor thereto may resign at any time without cause by giving at least 30 days' prior written notice to the Company and the Holders of the Equipment Notes. A Majority
in Interest may at any time remove the Trustee without cause upon 60 days prior written notice by an instrument in writing delivered to the Company and the
Trustee. In addition, the Company may remove the Trustee if: (i) the Trustee fails to comply with Section 7.01(c), (ii) the Trustee is adjudged a bankrupt or an insolvent, (iii) a receiver or public officer takes charge of the Trustee or its property or (iv) the Trustee becomes incapable of acting as provided herein.

In the case of the resignation or removal of the Trustee, the
Company shall promptly appoint a successor Trustee, provided that a Majority in
Interest may appoint, within one year after such resignation or removal, a successor Trustee which may be other than the successor Trustee appointed as provided above, and such successor Trustee appointed as provided above shall be superseded by the successor Trustee so appointed by a Majority in Interest. If a successor Trustee shall not have been appointed and accepted its appointment hereunder within 60 days after the Trustee gives notice of resignation as provided above, the retiring Trustee, the Company or a Majority in Interest may petition any court of competent jurisdiction for the appointment of a successor
Trustee. Any successor Trustee so appointed by such court shall immediately and without further act be superseded by any successor Trustee appointed as provided in the proviso to the fifth sentence of this paragraph (a) within one year from the date of the appointment by such court.

(b) Any successor Trustee, however appointed, shall execute
and deliver to the Company and to the predecessor Trustee an instrument accepting such appointment, and thereupon such successor Trustee, without further act, shall become vested with all the estates, properties, rights, powers, duties and trusts of the predecessor Trustee hereunder in the trusts hereunder applicable to it with like effect as if originally named the Trustee herein; but nevertheless, upon the written request of such successor Trustee, such predecessor Trustee shall

execute and deliver an instrument transferring to such Trustee, upon the trusts herein expressed applicable to it, all the estates, properties, rights, powers and trusts of such predecessor Trustee, and such Trustee shall duly assign, transfer, deliver and pay over to such successor Trustee all money or other property then held by such predecessor Trustee hereunder.

(c) The Trustee shall be a bank or trust company, organized
under the laws of the United States of America or any state thereof, having a combined capital and surplus of at least $50,000,000 (or the obligations and liabilities of which are irrevocably and unconditionally guaranteed by an affiliated company having a combined capital and surplus of at least
$50,000,000), if there be such an institution willing, able and legally qualified to perform the duties of the Trustee hereunder upon reasonable or customary terms.

(d) Any corporation into which the Trustee may be merged or
converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation to which substantially all the corporate trust business of the Trustee may be transferred, shall, subject to the terms of paragraph (c) of this Section, be the Trustee under this Indenture without further act.

Section 7.02 Appointment of Co-Trustee. It is the purpose of this Indenture that there shall be no violation of any law of any jurisdiction denying or restricting the right of banking corporations or associations to transact business as trustee in such jurisdiction. It is recognized that in case of litigation under this Indenture, and in particular in case of the enforcement thereof on default, or in the case the Trustee deems that by reason of any present or future law of any jurisdiction it may not exercise any of the powers, rights or remedies herein granted to the Trustee or hold title to the properties, in trust, as herein granted or take any action which may be desirable or necessary in connection therewith, it may be necessary that the
Trustee appoint an individual or institution as a separate or co-trustee, provided that unless an Indenture Event of Default shall have occurred and be continuing, any such appointment of a co-trustee shall be subject to the consent of the Company, which consent shall not be unreasonably withheld. The following provisions of this Section are adopted to these ends.

In the event that the Trustee appoints an additional
individual or institution as a separate or co-trustee, each and every remedy, power, right, claim, demand, cause of action, immunity, estate, title, interest and lien expressed or intended by this Indenture to be exercised by or vested in or conveyed to the Trustee with respect thereto shall be exercisable by and vest in such separate or co-trustee but only to the extent necessary to enable such separate or co-trustee to exercise such powers, rights and remedies, and only to the extent that the Trustee by the laws of any jurisdiction is incapable of exercising such powers, rights and remedies and every covenant and obligation necessary to the exercise thereof by such separate or co-trustee shall run to and be enforceable by either of them.

Should any instrument in writing from the Company be required by the separate or co-trustee so appointed by the Trustee for more fully and certainly vesting in and confirming to him or it such properties, rights, powers, trusts, duties and obligations, any and all such instruments in writing shall, on request, be executed, acknowledged and delivered by the Company;
provided, that if an Indenture Event of Default shall have occurred and be continuing, if the Company does not execute any such instrument within fifteen
(15) days after request

therefor, the Trustees shall be empowered as an attorney-in-fact for the Company to execute any such instrument in the Company's name and stead. In case any separate or co-trustee or a successor to either shall die, become incapable of acting, resign or be removed, all the estates, properties, rights, powers, trusts, duties and obligations of such separate or co-trustee, so far as permitted by law, shall vest in and be exercised by the Trustee until the appointment of a new trustee or successor to such separate or co-trustee.

Every separate trustee and co-trustee shall, to the extent
permitted by law, be appointed and act subject to the following provisions and conditions:

(i) all rights and powers, conferred or imposed upon the
Trustee shall be conferred or imposed upon and may be exercised or performed by such separate trustee or co-trustee; and

(ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder.

Any notice, request or other writing given to the Trustee
shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture of this Section.

Any separate trustee or co-trustee may at any time appoint the
Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this
Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the
Trustee, to the extent permitted by law, without the appointment of a new or successors trustee.

Section 7.03 No Liability for Clean-up of Hazardous Materials.
In the event that the Trustee is required to acquire title to an asset for any reason, or take any managerial action of any kind in regard thereto, in order to carry out any fiduciary or trust obligation for the benefit of another, which in the Trustee's sole discretion may cause the Trustee to be considered an "owner or operator" under the provisions of the Comprehensive Environmental Response,
Compensation and Liability Act (CERCLA), 42 U.S.C. Section 9601, et seq., or
otherwise cause the Trustee to incur liability under CERCLA or any other federal, state or local law, the Trustee reserves the right to, instead of taking such action, either resign as Trustee or arrange for the transfer of the title or control of the asset to a court appointed receiver.

ARTICLE VIII

SUPPLEMENTS AND AMENDMENTS
TO THIS INDENTURE AND OTHER DOCUMENTS

Section 8.01 Supplemental Indentures. (a) Supplemental
Indentures Without Consent of Holders. The Company, the Guarantor and the
Trustee, at any time and from time to

time, without notice to or the consent of any Holders of any Equipment Notes, may enter into one or more indentures supplemental hereto for any of the following purposes:

(i) to correct or amplify the description of any property at any time subject to the lien of this Indenture or better to assure, convey and confirm unto the Trustee any property subject or required to be subject to the lien of this Indenture or to subject to the lien of this Indenture any Item of Equipment or Lease in accordance with the provisions of Section 9.11, 9.13 or 9.14; provided, however, that
Indenture Supplements entered into for the purpose of subjecting to the lien of this Indenture any Item of Equipment or Lease need only be executed by the Company; or

(ii) to evidence (in accordance with Article VII) the
succession of a successor Trustee hereunder; or

(iii) to add to the covenants of the Company or the Guarantor, for the benefit of the holders of the Equipment Notes, or to surrender any right or power herein conferred upon the Company; or

(iv) to cure any ambiguity, to correct or supplement any
provision herein which may be defective or inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising hereunder so long as any such action does not adversely affect the interests of the Holders of the Equipment
Notes.

(b) Supplemental Indentures with Consent of Majority in
Interest. With the written consent of a Majority in Interest, the Company and the Guarantor may, and the Trustee, subject to Section 8.02 hereof, shall, at any time and from time to time, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights and obligations of Holders of the Equipment
Notes under this Indenture; provided, however, without the consent of each
Holder of an Equipment Note affected thereby, no such Supplemental Indenture shall:

(i) change the final maturity of the principal of any
Equipment Note, or change the dates or amounts of payment of any installment of the principal of or premium, if any, or interest on any
Equipment Note, or reduce the principal amount thereof or the premium, if any, or interest thereon, or change to a location outside the United
States the place of payment where, or the coin or currency in which, any Equipment Note or the premium, if any, or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment of principal or premium, if any, or interest on or after the date such principal or premium, if any, or interest becomes due and payable;

(ii) create any lien with respect to the Indenture Estate
ranking prior to, or on a parity with, the security interest created by this Indenture except such as are permitted by this Indenture, or deprive any Holder of an Equipment Note of the benefit of the lien on the Indenture Estate created by this Indenture;

(iii) reduce the percentage in principal amount of the
Equipment Notes, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture, or of certain defaults hereunder and their consequences provided for in this Indenture;

(iv) modify any provisions of this Section 8.01(b), except to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Equipment
Note affected thereby; or

(v) release the Guarantor from any of its obligations under
the Guarantee or this Indenture.

Section 8.02 Trustee Protected. The Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of any amendment, supplement or waiver authorized pursuant to this Article VIII or Article V is authorized or permitted by this
Indenture. If in the opinion of the Trustee any document required to be executed pursuant to the terms of Section 8.01 adversely affects any right, duty, immunity or indemnity in favor of the Trustee under this Indenture, the Trustee may in its discretion decline to execute such document.

Section 8.03 Request of Substance, Not Form. It shall not be necessary for the consent of the holders of Equipment Notes under Section
8.01(b) to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

Section 8.04 Documents Mailed to Holders. Promptly after the execution by the Trustee of any document entered into pursuant to Section
8.01(b), the Trustee shall mail, by first-class mail, postage prepaid, a conformed copy thereof to each Holder of an Equipment Note at its address in the
Equipment Note Register, but the failure of the Trustee to mail such conformed copies shall not impair or affect the validity of such document.

Section 8.05 Notation on or Exchange of Equipment Notes. If an
amendment, supplement or waiver changes the terms of an Equipment Note, the
Trustee may require the Holder to deliver such Equipment Note to the Trustee.
The Trustee may place an appropriate notation on the Equipment Note indicating the changed terms and return it to the Holder, and the Trustee may place an appropriate notation on any Equipment Note thereafter authenticated.
Alternatively, if the Company or the Trustee so determines, the Company in exchange for such changed Equipment Note shall issue and the Trustee shall authenticate a new Equipment Note that reflects the changed terms.

ARTICLE IX

COVENANTS OF THE COMPANY

Section 9.01 Payment of Equipment Notes. The Company will pay or cause to be paid the principal of, premium, if any, and interest on the
Equipment Notes on the dates and in the manner provided in the Equipment Notes.

Section 9.02 Maintenance of Corporate Existence. The Company
shall at all times maintain its corporate existence, except as otherwise specifically permitted in Section 9.03, and shall do or cause to be done all things necessary to preserve and keep in full force and effect its rights
(charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any right or franchise if the Company determines that the preservation thereof is no longer desirable in the conduct of the business of the Company.

Section 9.03 Consolidation, Merger or Sale of Assets of the
Company. (a) The Company covenants that it will not merge into or consolidate with any other corporation or sell, convey or otherwise dispose of all or substantially all of its assets to any Person unless (i) either (A) the Company
(or the Guarantor) shall be the continuing corporation or (B) the successor corporation (if other than the Company or the Guarantor) shall be a corporation organized and existing under the laws of the United States of America or a State thereof or the District of Columbia, and such corporation shall expressly assume the due and punctual performance and observance of all of the covenants and conditions of this Indenture and each other Operative Document to which the
Company is a party to be performed by the Company on the terms set forth herein or therein by supplemental agreements given by such successor corporation to the
Trustee; (ii) such successor corporation shall make such filings and recordings as shall be necessary, desirable or otherwise required to evidence such reorganization, consolidation, merger, sale, conveyance or other disposition;
(iii) immediately after giving effect to such transaction, no Indenture Default or Indenture Event of Default shall have occurred and be continuing solely as a result of such consolidation, merger, sale, conveyance or other disposition and the Company shall have delivered to the Trustee an Officer's Certificate to such effect; (iv) in the event that the Company is not the surviving corporation, the
Company shall have delivered to the Trustee an Officer's Certificate and an
Opinion of Counsel, each stating that (x) such consolidation, merger, sale, conveyance or other disposition and the assumption agreement described in clause
(i)(B) above comply with such clause (and in the case of such certificate, clause (iii) of this Section 9.03(a)), (y) the assumption agreement described in clause (i)(B) above is a legal, valid and binding obligation of such successor corporation, and enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium and other similar laws and equitable principles affecting the enforcement of creditors' rights generally, and (z) all conditions precedent herein provided for relating to such transactions have been complied with.

(b) In case of any such merger, consolidation, sale,
conveyance or other disposition and upon any such assumption by the successor corporation, such successor corporation shall succeed to and be substituted for the Company hereunder, with the same effect as if it had been named herein as the party of the first part.

Section 9.04 Annual Statements as to Compliance by the
Company. The Company covenants and agrees to deliver to the Trustee on or before a date not more than 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officer's Certificate stating as to the officer signing such certificate, whether or not to the best of such officer's knowledge the Company is in compliance with all of the terms, provisions and conditions hereof, and, if the Company shall be in default, specifying all such defaults and the nature hereof, of which such officer may have knowledge.

Section 9.05 Notices of Indenture Defaults. Promptly after
becoming aware of the existence of the occurrence of an Indenture Default or an
Indenture Event of Default, the Company shall give notice thereof to the
Trustee.

Section 9.06 Liens. The Company shall not, directly or
indirectly, create, incur, assume, permit, or suffer to exist any Lien on or with respect to any Item of Equipment, title thereto or any interest therein or with respect to any Lease, any interest therein except (a) the rights of the
Trustee as provided in this Indenture, (b) Liens for Taxes either not yet due and payable or being contested in good faith by appropriate proceedings, (c)
materialmen's, mechanics', workmen's, repairmen's, employees' or other like
Liens arising in the ordinary course of business for amounts of payment of which is either not yet delinquent or is being contested in good faith by appropriate proceedings, (d) Liens (other than Liens for Taxes) arising out of judgments or awards against the Company with respect to which an appeal or proceeding for review is being prosecuted in good faith and for the payment of which adequate reserves have been provided or other appropriate provisions have been made and with respect to which there shall have been secured a stay of execution pending such appeal or proceeding for review, (e) the interests of lessees (or permitted sublessees) under the Leases, and (f) salvage or similar rights of insurers under insurance policies maintained pursuant to Section 9.09 hereof. The Company will promptly, at its own expense, take such action as may be necessary by bonding or otherwise duly to discharge any such Lien not excepted above if the same shall arise at any time.

Section 9.07 Maintenance; Compliance with Laws; Possession;
Identification Marks. (a) Maintenance. The Company, at its own expense, shall maintain, service and keep each Item of Equipment (i) according to prudent industry practice in good working order and in good physical condition for railcars of a similar age and usage, normal wear and tear excepted, (ii) in accordance in all material respects with applicable manufacturer's warranties, and (iii) in the same manner as employed by the Company for similar items of equipment owned or leased by it.

(b) Compliance with Laws, Etc. The Company agrees to (i)
maintain and service each Item of Equipment in compliance with all Applicable
Laws and (ii) make alterations and modifications to each Item of Equipment as are required by all Applicable Laws.

(c) Possession. The Company may lease any Item of Equipment to any user incorporated in the United States of America (or any state thereof or the District of Columbia), Mexico or Canada for use upon railroad lines located in the United States of America, Mexico or Canada. No such lease or other relinquishment of possession of any Item of Equipment shall in any way discharge or diminish any of the Company's obligations to the Trustee hereunder or under any other Operative Document for which obligations the Company shall be and remain primarily liable as a principal and not as a surety.

(d) Identification Marks. With respect to each Item of
Equipment subject to the Lien of this Indenture on the Closing Date, the Company has caused and, on or prior to the date on which an Indenture Supplement is executed and delivered in respect of a Replacement Item of Equipment pursuant to
Section 9.11 or 9.14, the Company shall cause each Item of Equipment to be numbered with its road number and reporting mark set forth in the Indenture
Supplement describing such Item of Equipment and from and after each such date the Company shall keep and maintain, plainly, distinctly, permanently and conspicuously marked by a plate or stencil printed in contrasting colors upon each side of each Item of Equipment, in letters not less than one inch in height, a legend substantially as follows: "OWNERSHIP SUBJECT TO A SECURITY
AGREEMENT FILED WITH THE SURFACE TRANSPORTATION BOARD", with appropriate changes thereof and additions thereto as from time to time may be required by law in order to protect the rights of the Trustee under this Indenture. The Company shall not change the identification number of any Item of Equipment unless and until (i) a statement of new number or numbers to be substituted therefor shall have been filed with the Trustee and duly filed, recorded or deposited, as the case may be, by the Company in all public offices where this Indenture shall have been filed, recorded or deposited and (ii) the Company shall have furnished the Trustee with an opinion of counsel to the effect that such statement has been so filed, recorded or deposited, and that no other filing, recordation, deposit or giving of notice with or to any federal, District of Columbia, state, provincial or local government or agency thereof is necessary to protect the rights of the Trustee in such Item of Equipment.

Section 9.08 Replacement of Parts. The Company, at its own
cost and expense, shall replace or cause to be replaced all Parts which may from time to time be incorporated or installed in or attached to any Item of
Equipment and which may from time to time become worn out, lost, stolen or destroyed.

Section 9.09 Insurance. The Company will at all times, as part of an insurance program including appropriate risk retention and self-insurance, and at its own expense, cause to be carried and maintained casualty insurance and public liability insurance with financially sound and reputable insurers of recognized responsibility in respect of the Items of Equipment in such amounts, against such risks and on such terms and conditions as is customarily obtained by the Company in respect of similar equipment owned by it. The Company will forthwith give notice to the Trustee of the cancellation of any such insurance, and, promptly upon obtaining such insurance but in no event later than 30 days after such cancellation, the Company will give to the Trustee a certificate reflecting the replacement of insurance required to be maintained pursuant to this Section 9.09. The Company shall deliver to the Trustee prior to the Closing
Date original or duplicate policies or certificates of insurance in form satisfactory to the Trustee evidencing all insurance then required to be maintained by the Company hereunder, and thereafter, within 30 days after the issuance of any additional policies or amendments or supplements to any of such policies, the Company will deliver, or cause to be delivered, the same (or certificates of the insurers under such policies evidencing the same) to the
Trustee, and the Company shall, not later than 30 days prior to the expiration of any policy, deliver certificates of the insurers evidencing the replacement thereof.

Section 9.10 Age of Equipment. No Item of Equipment shall be more than 25 years old.

Section 9.11 Replacement of Items of Equipment upon Event of
Loss. (a) Upon the occurrence of an Event of Loss with respect to an Item of
Equipment, the Company shall notify the Trustee of such occurrence within 60 days after the Company obtains actual knowledge of such occurrence. Within 60 days after the Company so notifies the Trustee of the occurrence of such Event of Loss, the Company shall give the Trustee notice of its election to perform one of the following options (it being agreed that if the Company shall not have given such notice of election within such 60-day period, the Company shall be deemed to have elected to perform the option set forth in the following clause
(ii)). The Company may elect either to:

(i) not more than 60 days after notice of its election to the
Trustee pursuant to the immediately preceding sentence (such 60th day being the "Loss Replacement Date"), replace the Item of Equipment subject to the Event of Loss with railcars having the same or greater
Fair Value; or

(ii) on the first Payment Date occurring at least 30 days
after notice of its election to the Trustee pursuant to the immediately preceding sentence on which the aggregate principal amount of Equipment
Notes to be redeemed pursuant to Section 2.12(b) (together with equipment notes to be redeemed pursuant to Section 2.12(b) of each of the Other Indentures) shall be equal to or greater than $2,000,000
(such Payment Date being the "Loss Redemption Date"), redeem the
Equipment Notes in accordance with Section 2.12(b).

(b) If the Company elects to substitute a Replacement Item of
Equipment pursuant to clause (i) above, the Company shall, at its sole expense, not later than the Loss Replacement Date:

(i) deliver to the Trustee, (A) for execution pursuant to
Section 5.07, an Indenture Supplement covering the Replacement Item of
Equipment and the related Lease, if any, duly executed by the Company and the Guarantor, and a Memorandum of Trust covering the Replacement
Item of Equipment, duly executed by the Company and the Guarantor, and
(B) a Memorandum of Lease covering the Lease, if any, relating to such
Replacement Item of Equipment and cause such executed Memorandum of
Trust and Memorandum of Lease, if any, to be duly filed and recorded with the STB pursuant to 49 U.S.C. Section 11301 and deposited in the office of the Registrar General of Canada pursuant to Section 105 of the Canada Transportation Act;

(ii) cause a financing statement or statements with respect to the Replacement Item of Equipment and the related Lease, if any, to be filed in such place or places as are necessary in order to evidence and perfect the interests of the Trustee therein;

(iii) furnish the Trustee with evidence of compliance with the insurance provisions of Section 9.09 with respect to the Replacement
Item of Equipment substantially similar to that originally furnished to the Trustee with respect to the replaced Item of Equipment pursuant to this Indenture;

(iv) furnish the Trustee with an Officer's Certificate
certifying that, upon consummation of such replacement, no Indenture
Default or Indenture Event of Default which arises solely as a result of such replacement will exist hereunder;

(v) furnish the Trustee with an Officer's Certificate stating
(A) that the Replacement Item of Equipment is free of all Liens (other than Liens permitted under Section 9.06) and has a Fair Value at least equal to the Fair Value of the Item of Equipment so replaced immediately prior to the occurrence of such Event of Loss (which
Certificate shall include the basis for determination of such Fair
Value), (B) whether such Replacement Item of Equipment is then subject to a lease and, if so, the name of the lessee and such other information as the Trustee may reasonably request, (C) that each
Replacement Item of Equipment has been marked in accordance with
Section 9.07(d), and (D) that, in the opinion of the signer, all conditions precedent provided for in this Indenture relating to such replacement have been complied with; and

(vi) take such other actions and furnish such other
certificates and documents as may be necessary or as the Trustee may reasonably require in order to assure that the Replacement Item of
Equipment and the related Lease, if any, are duly and properly subjected to the Lien of this Indenture, to the same extent as the Item of Equipment replaced thereby and the related Lease, if any.

Section 9.12 Scope of Business Activities Abroad. The Company
shall not engage in any business activities within the territory of Mexico which might result in the Company being subject to the Mexican Bankruptcy Law ("Ley de
Concursos Mercantiles") without first creating and perfecting a first priority security interest in all Items of Equipment held or owned by the Company within the territory of Mexico and delivering to the Trustee an opinion of Mexican counsel satisfactory to the Trustee as to the perfection and priority of such security interest and evidence of such filings and recordations as may be necessary in the opinion of such counsel to establish and perfect such security interest.

Section 9.13 Filings and Opinions. (a) On or prior to the
Closing Date the Company will cause the Memorandum of Trust and the Memorandum of Lease, each dated the Closing Date, covering the Items of Equipment and related Leases described in the Indenture Supplement dated the Closing Date to be duly filed and recorded with the STB pursuant to 49 U.S.C. Section 11301 and deposited in the office of the Registrar General of Canada pursuant to Section
105 of the Canada Transportation Act. The Company will furnish to the Trustee evidence of such filing and recordation.

(b) Each Indenture Supplement and Memorandum of Lease executed pursuant to Section 9.11(b) or 9.14 shall also cover all Leases not covered by any Memorandum of Lease previously filed as described in Section 9.13(a) or (b).

Within 90 days of the end of each fiscal year of the Company, the Company shall deliver to the Trustee an Indenture Supplement for execution pursuant to Section 5.07, and a Memorandum of Lease (covering all Leases, if any, executed by the Company not covered by a Memorandum of Lease that has been filed as described in this sentence or under Section 9.13(a)) duly executed by the Company and cause such Memorandum of Lease to be duly filed and recorded with the STB pursuant to 49 U.S.C. Section 11301 and deposited in the office of the Registrar General of Canada pursuant to Section 105 of the Canada
Transport Act; provided that if any Memorandum of Lease has been so filed pursuant to Section 9.11 or 9.14 during the three-month period immediately following the end of such fiscal year, no filing of any additional Memorandum of
Lease or delivery of such an Indenture Supplement will be required pursuant to this paragraph with respect to such fiscal year. The Company shall also cause a financing statement or statements with respect to the Leases covered by such
Indenture Supplement to be filed in such place or places as are necessary in order to evidence and perfect the interests of the Trustee therein and shall deliver to the Trustee evidence of such filings.

(c) The Company agrees to record and file in accordance with the terms of this Indenture, at its own expense, each Memorandum of Trust and
Memorandum of Lease and financing statements (and continuation statements when applicable) with respect to the Indenture Estate now existing or hereafter created meeting the requirements of applicable law in such manner and in such jurisdictions as are necessary to perfect and maintain the perfection of the
Lien created hereunder in the Indenture Estate, and to promptly deliver a filed stamped copy of each such financing statement or other evidence of filing or recordation to the Trustee.

(d) The Company shall deliver to the Trustee (i) within 90
days after the end of each fiscal year of the Company, an Opinion of Counsel, in form and substance reasonably satisfactory to the Trustee, as to the due filing of financing statements with the appropriate filing offices and the due filing with the STB pursuant to 49 U.S.C. Section 11301 and the deposit in the office of the Registrar General of Canada pursuant to Section 105 of the Canada
Transportation Act of each Memorandum of Trust and each Memorandum of Lease covering Replacement Items of Equipment subject to the Lien of this Indenture and Leases executed by the Company, in each case, since the later of the Closing
Date and the date of the last such Opinion of Counsel delivered to the Trustee and (ii) at any time that the number of Replacement Items of Equipment not covered by such an Opinion of Counsel totals at least 25, an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee, as to the due filing of financing statements with the appropriate filing offices and the due filing with the STB pursuant to 49 U.S.C. Section 11301 and deposit in the office of the Registrar General of Canada pursuant to Section 105 of the Canada
Transportation Act of each Memorandum of Trust and each Memorandum of Lease covering such Replacement Items of Equipment and Leases.

(e) If at any time Mexico, one or more states in Mexico, or
any of the Canadian provinces establishes a state or provincial or other system for filing and perfecting the security interests of entities such as the
Trustee, at the time that the Company takes such action with respect to other equipment similar to the Equipment and also upon the request of the Trustee
(given at the request of a Majority in Interest), the Company shall cause any and all of the Operative Agreements to be recorded with or under such system and shall cause all other filings and recordings and all such other action required under such system to be effected and taken, in order to perfect and protect the right, title and interests of the Trustee.

Section 9.14 Substitution and Replacement of Equipment. (a)
The Company, at its option, may, at any time and from time to time, request the
Trustee to release an Item of Equipment from the Lien of this Indenture, and upon receipt of a Company Order requesting such release, the Trustee shall execute and deliver an appropriate instrument furnished by the

Company to the Trustee releasing such Item of Equipment from the Lien of this
Indenture; provided that no Item of Equipment shall be so released unless, in accordance with this Section, simultaneously there shall be subject to the Lien of this Indenture railcars having the same or greater Fair Value as the Item of
Equipment to be so released by the Trustee.

(b) At or prior to the time of delivery of any Company Order for release of any Item of Equipment pursuant to this Section, the Company shall take all the actions specified in Section 9.11(b)(i) through (vi) (provided that, except in the case of a substitution resulting from the exercise by a lessee of its purchase option with respect to an Item of Equipment under a
Lease, the Officer's Certificate provided pursuant to Section 9.11(b)(iv) shall certify that upon consummation of such replacement, no Indenture Event of
Default will exist hereunder) with respect to each Replacement Item of Equipment and the related Lease, if any, and deliver to the Trustee an Officer's
Certificate stating the Fair Value, as of the date specified in such
Certificate, of each Item of Equipment so to be released by the Trustee (which
Certificate shall include the basis for such determination).

ARTICLE X

GUARANTEE

Section 10.01 Guarantee. (a) The Guarantor hereby
unconditionally guarantees to each Noteholder and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of this
Indenture, the Equipment Notes or the obligations of the Company hereunder or thereunder, that:

(i) the principal of, premium, if any, and interest on the
Equipment Notes will be promptly paid in full when due, and interest on the overdue principal of, premium, if any, and interest on the
Equipment Notes, if any, if lawful, and all other obligations of the
Company to the Holders or the Trustee hereunder or thereunder will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and

(ii) in case of any extension of time of payment or renewal of any Equipment Notes or any of such other obligations, that same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal.

Failing payment when due of any amount so guaranteed or any
performance so guaranteed for whatever reason, the Guarantor will pay or perform the same immediately. The Guarantor agrees that this is a guarantee of payment and not a guarantee of collection.

(b) The Guarantor hereby agrees that its obligations hereunder are absolute and unconditional, irrespective of the validity, regularity or enforceability of the Equipment Notes or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Noteholder with respect to any provisions hereof or thereof, the recovery of any judgment against the
Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor.
The obligations of the Guarantor hereunder shall remain in full force and effect until satisfaction of all obligations guaranteed by it hereunder and, without limiting the generality of the foregoing, to the extent not

prohibited by applicable law, shall not be released, discharged or otherwise affected by the existence of any claims, set-off, defense, counterclaim or other rights that the Guarantor may have at any time and from time to time against any
Person, whether in connection herewith or with any unrelated transaction. The
Guarantor hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenant that this Guarantee will not be discharged except by complete performance of the obligations contained in the Equipment
Notes and this Indenture.

(c) If any Noteholder or the Trustee is required by any court or otherwise to return to the Company, the Guarantor or any custodian, trustee, liquidator or other similar official acting in relation to either the Company or the Guarantor, any amount paid by either to the Trustee or such Noteholder, this
Guarantee, to the extent theretofore discharged, will be reinstated in full force and effect.

(d) The Guarantor agrees that it will not be entitled to any right of subrogation in relation to the Noteholders in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby. The Guarantor further agrees that, as between the Guarantor, on the one hand, and the Noteholders and the Trustee, on the other hand, (i) the maturity of the obligations guaranteed hereby may be accelerated as provided in
Article IV hereof for the purposes of this Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (ii) in the event of any declaration of acceleration of such obligations as provided in Article IV hereof, such obligations (whether or not due and payable) will forthwith become due and payable by the Guarantor for the purpose of this Guarantee.

(e) The delivery of any Equipment Note by the Trustee, after the authentication thereof hereunder, will constitute due delivery of the
Guarantee set forth in this Indenture on behalf of the Guarantor.

Section 10.02 Consolidation, Merger or Sale of Assets of
Guarantor. (a) The Guarantor covenants that it will not merge into or consolidate with any other corporation or sell, convey or otherwise dispose of all or substantially all of its assets to any Person unless (i) either (A) the
Guarantor shall be the continuing corporation or (B) the successor corporation
(if other than the Guarantor) shall be a corporation organized and existing under the laws of the United States of America or a State thereof or the
District of Columbia, and such corporation shall expressly assume the due and punctual performance and observance of all of the covenants and conditions of this Indenture, the Equipment Notes, and the Guarantee to be performed by the
Guarantor on the terms set forth herein or therein by supplemental agreements given by such successor corporation to the Guarantor; (ii) such successor corporation shall make such filings and recordings as shall be necessary, desirable or otherwise required to evidence such reorganization, consolidation, merger, sale, conveyance or other disposition; (iii) immediately after giving effect to such transaction, no Indenture Default or Indenture Event of Default
shall have occurred and be continuing solely as a result of such consolidation, merger, sale, conveyance or other disposition and the Guarantor shall have delivered to the Trustee an Officer's Certificate to such effect; (iv) in the event that the Guarantor is not the surviving corporation, the Guarantor shall have delivered to the Trustee an Officer's Certificate and an opinion of counsel to such successor corporation, each stating that (x) such consolidation, merger, sale, conveyance or other disposition and the assumption agreement described in clause (i)(B) above comply with such clause (and in the case of such certificate, clause (iii) of this Section 10.02(a)), (y) the assumption agreement described in clause (i)(B) above is a legal, valid and binding obligation of such successor corporation, and enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy, reorganization, insolvency, moratorium and other similar laws and equitable principles affecting the enforcement of creditors' rights generally, and (z) all conditions precedent herein provided for relating to such transactions have been complied with.

(b) In case of any such merger, consolidation, sale,
conveyance or other disposition and upon any such assumption by the successor corporation, such successor corporation shall succeed to and be substituted for the Guarantor hereunder, with the same effect as if it had been named herein as the party of the first part.

ARTICLE XI

MISCELLANEOUS

Section 11.01 Release of Property. With respect to each Item of Equipment, this Indenture and the trusts created hereby shall terminate without further action and this Indenture shall be of no further force or effect upon the earliest to occur of (i) the release of such Item of Equipment from the
Lien of this Indenture by the Trustee pursuant to Section 2.12(a), 9.11 or 9.14,
(ii) the payment in full of the principal amount of, interest and any premium on, all Equipment Notes outstanding hereunder and all other sums payable to the
Trustee and the Holders of the Equipment Notes hereunder and under such
Equipment Notes, and (iii) the date on which all conditions to the defeasance or covenant defeasance of the Equipment Notes under Section 11.02(d) are satisfied.
The Trustee shall, upon the written request of the Company, execute and deliver to, and at the expense of, the Person specified by the Company, an appropriate instrument (in due form for recording) furnished by such Person to the Trustee, releasing the appropriate Items of Equipment from the Lien of this Indenture.

Section 11.02 Defeasance and Covenant Defeasance. (a) The
Company may, at its option evidenced by a resolution of its board of directors
(or a duly constituted committee thereof) set forth in an Officer's Certificate, at any time, elect to have either Section 11.02(b) or 11.02(c) be applied to all outstanding Equipment Notes upon compliance with the conditions set forth below in Section 11.02(d).

(b) Upon the Company's exercise under Section 11.02(a) of the option applicable to this Section 11.02(b), each of the Company and the
Guarantor shall be deemed to have been discharged from its obligations with respect to all outstanding Equipment Notes (including the Guarantee) on the date the conditions set forth in Section 11.02(d) are satisfied (hereinafter,
"defeasance"). For this purpose, such defeasance means that the Company and the
Guarantor shall be deemed to have paid and discharged the entire indebtedness represented by the outstanding Equipment Notes (including the Guarantee), which shall thereafter be deemed to be "outstanding" only for the purposes of Section
11.02(e) and the other Sections of this

Indenture referred to in (i) and (ii) below, and to have satisfied all its other obligations under such Equipment Notes, the Guarantee and this Indenture (and the Trustee, on demand and at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (i) the rights of
Holders of outstanding Equipment Notes to receive, solely from the trust fund described in Section 11.02(d), payments in respect of the principal of and premium and interest on, such Equipment Notes when such payments are due, (ii)
the Company's obligations with respect to such Equipment Notes under Sections
2.03, 2.04, 2.05 and 2.06, (iii) the rights, powers, trusts, duties and immunities of the Trustee hereunder and (iv) this Section 11.02.

(c) Upon the Company's exercise under Section 11.02(a) of the option applicable to this Section 11.02(c), the Company shall be released from its obligations under any covenant contained in Sections 9.04 through 9.14 and the Guarantor shall be released from its obligation under Section 10.02 with respect to the outstanding Equipment Notes on and after the date the conditions set forth in Section 11.02(d) are satisfied (hereinafter, "covenant defeasance"), and the Equipment Notes shall thereafter be deemed not to be
"outstanding" for the purposes of any direction, waiver, consent or declaration or act of Holders (and the consequences of any thereof) in connection with such covenants, but shall continue to be deemed "outstanding" for all other purposes hereunder. For this purpose, covenant defeasance means that, with respect to the outstanding Equipment Notes and the Guarantee, the Company and the Guarantor may
omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document and such omission to comply shall not constitute an
Indenture Default or an Indenture Event of Default under Section 4.01, but, except as specified above, the remainder of this Indenture and such Equipment
Notes shall be unaffected thereby.

(d) The following shall be the conditions to application of
either Section 11.02(b) or Section 11.02(c):

(i) The Company shall have irrevocably deposited with the
Trustee as funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Noteholders, (A) money in an amount, (B) U.S. Government Obligations that, through the payment of interest and principal in respect thereof in accordance with their terms, will provide (not later than one Business Day before the due date of any payment) money in an amount, or (C) a combination thereof, sufficient, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Trustee, to pay the outstanding principal amount of and interest on all the Equipment Notes on the dates such amounts are due.

(ii) In the case of an election under Section 11.01(b), the
Company shall have delivered to the Trustee an Opinion of Counsel to the effect that there has been a change in tax law since the date hereof or there has been published by the Internal Revenue Service a ruling to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Noteholders and the holders of the Pass Through
Certificates will not recognize income, gain or loss for United States
Federal income tax purposes as a result

of the exercise by the Company of its option under Section 11.02(b) and will be subject to United States Federal income tax on the same amounts and in the same manner and at the same times as would have been the case if such option had not been exercised.

(iii) In the case of an election under Section 11.02(c), the
Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Noteholders and the holders of the Pass Through
Certificates will not recognize income, gain or loss for United States
Federal income tax purposes as a result of the exercise by the Company of its option under Section 11.02(c) and will be subject to United
States federal income tax on the same amounts and in the same manner and at the same times as would have been the case if such option had not been exercised.

(iv) The Company shall have delivered to the Trustee an
Opinion of Counsel to the effect that such defeasance trust does not constitute an "investment company" within the meaning of the Investment
Company Act of 1940, as amended, and after the passage of 90 days following such deposit, such defeasance trust will not be subject to
Section 547 of the U.S. Bankruptcy Code or Section 15 of the New York
Debtor and Creditor Law.

(v) All other amounts then due and payable hereunder have been paid.

(vi) Such deposit will not result in a breach or violation of, or constitute a default or event of default under any other agreement or instrument to which the Company is a party or by which it is bound.

(vii) No Indenture Event of Default or Indenture Default shall have occurred and be continuing on the date of such deposit or at any time during the period ending on the 91st day after the date of such deposit.

(viii) The Company shall have delivered to the Trustee a
letter from each of Moody's Investor Service, Inc. and Standard &
Poor's Rating Services, a division of the McGraw-Hill Companies, Inc.
to the effect that immediately after giving effect to such defeasance or covenant defeasance, as the case may be, its respective rating of the Pass Through Certificates will not be withdrawn, suspended, subject to Creditwatch, or lowered from its rating in effect immediately before such defeasance or covenant defeasance.

(ix) The Company shall have delivered to the Trustee an
Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to the defeasance or covenant defeasance (as the case may be) of this Indenture have been complied with.

(e) All monies and U.S. Government Obligations deposited with the Trustee pursuant to Section 11.02(d) shall be held in trust and applied by it, in accordance with the provisions of the Equipment Notes and this Indenture, to the payment to the Noteholders of all sums due and to become due thereon for principal and interest, but such money need not be segregated from other funds except to the extent required by law.

(f) The Trustee shall promptly pay or return to the Company
upon request of the Company any money or U.S. Government Obligations held by it at any time that are not required for the payment of the amounts described above in Section 11.02(e) on the Equipment Notes for which money or U.S. Government
Obligations have been deposited pursuant to Section 11.02(d).

(g) If the Trustee is unable to apply any money in accordance with Section 11.02(e) by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the obligations of the Company and the Guarantor under this
Indenture and the Equipment Notes shall be revived and reinstated as though no deposit had occurred pursuant to Section 11.02(b) or 11.02(c), as the case may be, until such time as the Trustee is permitted to apply all such money in accordance with Section 11.02(e); provided, however, that if the Company makes any payment of principal of or premium or interest on, any Equipment Note following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Noteholders to receive such payment from the money held by the Trustee.

Section 11.03 No Legal Title to Indenture Estate in Holders.
No Holder of an Equipment Note shall have legal title to any part of the
Indenture Estate. The rights of all Holders of Equipment Notes derive solely from this Indenture (including all supplements to this Indenture) and the
Indenture Estate and the Holders of the Equipment Notes derive no interest in the Items of Equipment other than their beneficial interest in the Indenture
Estate. No transfer, by operation of law or otherwise, of any Equipment Note or other right, title and interest of any Holder of an Equipment Note in and to the
Indenture Estate or hereunder shall operate to terminate this Indenture or the trusts hereunder or entitle any successor or transferee of such Holder to an accounting or to the transfer to it of legal title to any part of the Indenture
Estate.

Section 11.04 Sale of Items of Equipment by Trustee Is
Binding. Any sale or other conveyance of any Items of Equipment by the Trustee made pursuant to the terms of this Indenture shall bind the Holders of the
Equipment Notes and the Company and shall be effective to transfer or convey all right, title and interest of the Trustee, the Company and such Holders of the
Equipment Notes in and to the Equipment. No purchaser or other grantee shall be required to inquire as to the authorization, necessity, expediency or regularity of such sale or conveyance or as to the application of any sale or other proceeds with respect thereto by the Trustee.

Section 11.05 Indenture and Equipment Notes for Benefit of the
Company, Guarantor, Trustee and Holders Only. Nothing in this Indenture, whether express or implied, shall be construed to give to any Person other than the
Company, the Guarantor, the Trustee and the Holders of the Equipment Notes any
legal or equitable right, remedy or claim under or in respect of this Indenture or any Equipment Note.

Section 11.06 Further Assurances. The Company and the
Guarantor will duly execute and deliver to the Trustee such further documents and assurances and take such further action as may be necessary or as the
Trustee may from time to time reasonably request or as may be required by applicable law or regulation in order to effectively carry out the intent and purpose of this Indenture and to establish and protect the rights and remedies created or intended to be created in favor of the Trustee hereunder.

Section 11.07 Compliance Certificates and Opinions. Upon any
application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an
Officer's Certificate stating that, in the opinion of the signer, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

(i) a statement that the individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

(ii) a brief statement as to the nature and scope of the
examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(iii) a statement that, in the opinion of such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(iv) a statement as to whether, in the opinion of such
individual, such condition or covenant has been complied with.

Section 11.08 Form of Documents Delivered to Trustee. In any
case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such
Persons as to other matters and any such Person may certify or give an opinion as to such matters in one or several documents.

Any Opinion of Counsel stated to be based on the opinion of
other counsel shall be accompanied by a copy of such other opinion.

Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 11.09 Acts of Holders. (a) Any direction, consent,
waiver or other action provided by this Indenture to be given or taken by
Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company.

(b) The fact and date of the execution by any Person of any
such instrument or writing may be proved by the certificate of any notary public or other officer of any jurisdiction authorized to take acknowledgments of deeds or administer oaths that the Person executing such instrument acknowledged to him the execution thereof, or by an affidavit of a witness to such execution sworn to before any such notary or such other officer and where such execution is by an officer of a corporation or association or a member of a partnership, on behalf of such corporation, association or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the
Person executing the same, may also be proved in any other reasonable manner which the Trustee deems sufficient.

(c) Any action by the Holder of any Equipment Note shall bind the Holder of every Equipment Note issued upon the transfer thereof or in exchange therefor or in lieu thereof, whether or not notation of such action is made upon such Equipment Note.

Section 11.10 Notices. Unless otherwise expressly specified or permitted by the terms hereof, all notices required or permitted under the terms and provisions hereof shall be in writing, and shall become effective when deposited in the United States mail, with proper postage for first class registered or certified mail prepaid, when delivered personally, or, if promptly confirmed by mail as provided above, when dispatched by telecopy or other written telecommunication, addressed (i) if to the Trustee, at its office at 101
Barclay Street, New York, New York 10286, Attention: Corporate Trust
Administration, Telecopy/Telefax: (212)896-7298, (ii) if to any Holder of
Equipment Notes, at such address set forth in the Equipment Note Register, (iii)
if to the Company or the Guarantor, at 2525 Stemmons Freeway, Dallas Texas
75207, Attention: General Counsel, Telecopy/Telefax: (214) 589-8824, and (iv) if
to any of the foregoing Persons, at such other address as such Person shall from time to time designate by written notice to the other parties hereto in accordance with this Section 11.09; provided that notices to the Trustee shall not become effective until actually received by the Trustee.

Notwithstanding any other provision hereof, if any payment of principal of, premium, if any, and interest on the Equipment Notes is not received by the Trustee when due, the Trustee shall on the next succeeding
Business Day use its reasonable best efforts to give immediate written notice by telecopy or its equivalent or by telephone (confirmed in writing) to each holder of an Equipment Note and the Company.

Section 11.11 Severability. Any provision of this Indenture
which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or enforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 11.12 Separate Counterparts. This Indenture may be
executed in any number of counterparts (and each of the parties hereto shall not be required to execute the same counterpart). Each counterpart of this Indenture including a signature page executed by each of the parties hereto shall be an original counterpart of this Indenture, but all of such counterparts together shall constitute one instrument.

Section 11.13 Successors and Assigns. All covenants and
agreements contained herein shall be binding upon, and inure to the benefit of, the Company and its successors and permitted assigns, the Guarantor and its successors and permitted assigns, and the Trustee and its successors and permitted assigns, and each holder of any Equipment Note, all as herein provided. Any request, notice, direction, consent, waiver or other instrument or action by any holder of an Equipment Note shall bind the successors and assigns of such holder.

Section 11.14 Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

Section 11.15 Governing Law. THIS INDENTURE SHALL IN ALL
RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE
OF NEW YORK, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

Section 11.16 No Partnership. All parties to this Indenture
specifically disavow any intent to form a partnership or joint venture for U.S.
federal income tax purposes or otherwise, and agree not to make any filings or take any positions inconsistent with such intent.

IN WITNESS WHEREOF, the parties hereto have caused this
Indenture to be duly executed by their respective officers or attorneys-in-fact, as the case may be, thereunto duly authorized, as of the day and year first above written.

THE BANK OF NEW YORK,
Trustee

By
------------------------------
Name:
Title:

TRINITY INDUSTRIES LEASING COMPANY,
Company

By
------------------------------
Name:
Title:

TRINITY INDUSTRIES, INC.,
Guarantor

By
------------------------------
Name:
Title:

STATE OF )
) ss:
COUNTY OF )

On this __ day of February, 2002 before me personally appeared
________________, to me personally known, who being by me duly sworn, says that he is the ________________ of The Bank of New York, that the foregoing instrument was signed on February __, 2002 on behalf of said banking corporation by authority of its Board of Directors, and he acknowledged that the execution of the foregoing instrument was the free act and deed of said banking corporation.

Sworn to before me this
___ day of February, 2002

(NOTARIAL SEAL)

--------------------------
Notary Public

My Commission Expires:

STATE OF )
) ss:
COUNTY OF )

On this, the __ day of February, 2002, before me, a notary
public, personally appeared __________, to me personally known, who being by me duly sworn, says that he is the __________ of Trinity Industries Leasing
Company, that the foregoing instrument was executed on February __, 2002 on behalf of said corporation by authority of its Board of Directors, and he acknowledged that the execution of the foregoing instrument was the free act and deed of said corporation.

Sworn to before me this
___ day of February, 2002,

(NOTARIAL SEAL)

--------------------------
Notary Public

My Commission Expires:

STATE OF )
) ss:
COUNTY OF )

On this, the __ day of February, 2002, before me, a notary
public, personally appeared __________, to me personally known, who being by me duly sworn, says that he is the __________ of Trinity Industries, Inc. that the foregoing instrument was executed on February __, 2002 on behalf of said corporation by authority of its Board of Directors, and he acknowledged that the execution of the foregoing instrument was the free act and deed of said corporation.

Sworn to before me this
___ day of February, 2002,

(NOTARIAL SEAL)

--------------------------
Notary Public

My Commission Expires:

APPENDIX A

DEFINED TERMS

The definitions stated herein apply equally to both the
singular and plural forms of the terms defined.

"Affiliate" of any specified Person shall mean any other
Person which directly or indirectly controls, or is controlled by, or is under a common control with, such Person. For the purpose of this definition, the term
"control" when used with respect to any specified Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and the terms
"controlling" and "controlled" shall have meanings correlative to the foregoing.

"Agent" shall mean any Registrar, Paying Agent, or
authenticating agent.

"Agreement", "this Agreement", "hereof", "hereby", or any
other like term means, unless the context requires otherwise, the agreement in which such term is used, including all annexes, exhibits, schedules, and supplements thereto, as such agreement may be amended, modified or supplemented from time to time.

"Applicable Laws" shall mean all rules, regulations and orders issued by the STB, the Department of Transportation and any other government or instrumentality, subdivision or agency thereof having jurisdiction and relating to the registration, operation, maintenance and service of the Items of
Equipment.

"Bankruptcy Code" shall mean the United States Bankruptcy
Reform Act of 1978, as amended from time to time, 11 U.S.C. Section 101 et seq.

"Bill of Sale" shall mean, with respect to any Item of
Equipment, a full warranty bill of sale executed by the manufacturer thereof in favor of the Company for such Item of Equipment.

"Business Day" shall mean any day other than a Saturday,
Sunday or a day on which commercial banking institutions are authorized or required by law, regulation or executive order to be closed in New York, New
York, Dallas, Texas or the city in which the Trustee maintains its Corporate
Trust Office.

"Closing Date" shall mean February 15, 2002.

"Code" shall mean the Internal Revenue Code of 1986, as in
effect on the date hereof or as amended from time to time.

App-1

"Company" shall mean Trinity Industries Leasing Company, a
Delaware corporation, and its successors and permitted assigns.

"Company Order" shall mean a written request or order signed in the name of the Company by an Officer thereof.

"Corporate Trust Office" shall mean, with respect to the
Trustee, the Corporate Trust Administration department of such trustee in the city at which at any particular time its corporate trust business shall be principally administered.

"Equipment" or "Equipment Group" shall mean collectively, the
Items of Equipment subject to the Lien of the Indenture, as described in one or more Indenture Supplements to the Indenture.

"Equipment Cost" shall mean, for any Item of Equipment, the
gross amount paid by the Company to the manufacturer thereof, including all applicable sales taxes, and delivery charges as invoiced by such manufacturer to the Company.

"Equipment Note Register" shall have the meaning provided in
Section 2.04.

"Equipment Notes" shall have the meaning specified in the
first "Whereas" clause hereof.

"Event of Loss" shall mean with respect to any property any of the following events with respect to such property: (i) damage or contamination that, in the reasonable judgment of the Company (as evidenced by an Officer's
Certificate), makes repair uneconomic or renders such property unfit for commercial use; (ii) theft or disappearance for a period in excess of six months or destruction that constitutes a total loss; (iii) any damage to such property which results in an insurance settlement with respect to such property on the basis of a total loss; (iv) the condemnation or requisition of title to such property by the Government or any other governmental authority; (v) the permanent return of such property to the manufacturer thereof pursuant to any patent indemnity provisions; (vi) as a result of any amendment, addition or other change in Applicable Law or regulations, such property is rendered permanently unfit for commercial use; or (vii) the confiscation, seizure or requisition of use of such property by the Government or any other governmental authority for a period in excess of 365 days.

"Fair Value" shall mean, with respect to any Item of Equipment or Replacement Item of Equipment, the Equipment Cost of such Item of Equipment, less 1/25th of such Equipment Cost for each full period of one year elapsed between the date such Equipment was first put into service and the date of the
Company's election to effect a replacement of such Equipment.

"Government" shall mean the government of any country or state or any political subdivision thereof and any instrumentality, subdivision or agency thereof.

"Guarantee" shall mean the guarantee by the Guarantor pursuant to Article X.

App-2

"Guarantor" shall mean Trinity Industries, Inc., a Delaware
corporation, and its successors and permitted assigns.

"Holder" or "Noteholder" shall mean the registered holder of any Equipment Note.

"Indenture" or "Trust Indenture" shall mean that certain [C]
Trust Indenture and Security Agreement dated as of February 15, 2002 among the
Company, the Guarantor and The Bank of New York, as Trustee, and all annexes, supplements and exhibits thereto, all as amended, supplemented or otherwise modified from time to time, including supplementation by each Indenture
Supplement executed and delivered pursuant thereto.

"Indenture Default" shall mean any event that after the giving of notice or lapse of time or both would become an Indenture Event of Default.

"Indenture Estate" shall have the meaning specified in the
Granting Clause of the Indenture.

"Indenture Event of Default" shall have the meaning specified in Section 4.01 of the Indenture.

"Indenture Supplement" shall mean each Indenture Supplement, substantially in the form of Exhibit A to the Indenture, to be entered into by the Company and the Trustee, covering the Items of Equipment and Leases referenced therein, any amendment to such Indenture Supplement and any subsequent Indenture Supplement executed and delivered in connection with a
Replacement Item of Equipment or Lease.

"Interest Payment Date" shall mean each semiannual interest
payment date on February 15 and August 15 of each year, commencing August 15,
2002.

"Item of Equipment" shall mean (i) each railcar listed by the
Company's road numbers and reporting marks in an Indenture Supplement executed and delivered under the Indenture; and (ii) any and all Parts incorporated or installed in or attached to such and any and all Parts removed from such railcar. The term "Items of Equipment" also shall mean, as of any date of determination, all Items of Equipment then subject to the Lien of the Indenture.

"Lease" shall mean, with respect to each Item of Equipment,
the lease agreement between the Company and the lessee thereunder providing for the lease of such Item of Equipment, but shall specifically exclude the provisions of such lease agreement not relating to such Item of Equipment
(including, without limitation, any rents payable on any items of equipment not subject to the lien of the Indenture).

"Lien" shall mean any mortgage, pledge, charge, security
interest, lien, encumbrance, lease, assignment, exercise of rights or claim.

"Loss Redemption Date" shall have the meaning provided in
Section 9.11(a).

"Loss Replacement Date" shall have the meaning provided in
Section 9.11(a).

App-3

"Majority in Interest" as of a particular date of
determination shall mean with respect to any action or decision of the holders of the Equipment Notes, the holders of more than 50% in aggregate principal unpaid amount of the Equipment Notes, if any, then outstanding which are affected by such decision or action.

"Memorandum of Lease" shall mean each Memorandum of Lease,
substantially in the form of Exhibit E to the Indenture, covering the Leases referenced therein, and any amendment or other modification thereto, including any modification or substitution therefor required by any Applicable Law.

"Memorandum of Trust" shall mean each Memorandum of [C] Trust
Indenture and Security Agreement and [C] Trust Indenture Supplement,
substantially in the form of Exhibit D to the Indenture covering the Items of
Equipment referenced therein, and any amendment or other modification thereto, including any modification or substitution therefor required by any Applicable
Law.

"Offering Memorandum" shall mean the Offering Memorandum
relating to the offering of the Pass Through Certificates.

"Officer" shall mean, with respect to the Company or the
Guarantor, the Chairman of the Board, the Vice Chairman of the Board, the
President, the Chief Executive Officer, the Chief Financial Officer, a Vice
President, the Treasurer or the Secretary of the Company or the Guarantor, as
the case may be.

"Officer's Certificate" shall mean a certificate signed (i) in the case of a corporation by the Chairman of the Board, the Vice Chairman of the
Board, the President, any Vice President, the Treasurer or the Secretary of such corporation, and (ii) in the case of a commercial bank or trust company, the
Chairman or Vice Chairman of the Executive Committee or the Treasurer, any Trust
Officer, any Vice President, any Executive or Senior or Second or Assistant Vice
President, or any other officer or assistant officer customarily performing the functions similar to those performed by the persons who at the time shall be such officers, or to whom any corporate trust matter is referred because of his knowledge of and familiarity with the particular subject.

"Operative Documents" shall mean each of the Indenture, each
Indenture Supplement and each Bill of Sale.

"Opinion of Counsel" shall mean an opinion in writing signed by legal counsel, who may be (a) an attorney employed by the Company or the
Guarantor, or (b) such other counsel designated by the Company, whether or not such counsel is an employee of the Company, and who shall be acceptable to the
Trustee.

"Other Indentures" shall mean the [A] Trust Indenture and
Security Agreement and the [B] Trust Indenture and Security Agreement, each dated the date of the Indenture and among the Company, the Guarantor and the
Trustee.

App-4

"Part" or "Parts" shall mean all appliances, parts,
instruments, appurtenances, accessories, furnishings and other equipment of whatever nature that at any time of determination are incorporated or installed in or attached to an Item of Equipment.

"Pass Through Certificates" shall mean the Trinity Industries
Leasing Company 2002-1 Pass Through Trust Pass Through Certificates, Series
2002-1.

"Paying Agent" shall have the meaning provided in Section
2.04.

"Payment Date" shall mean each February 15 and August 15 of
each year commencing August 15, 2002.

"Permitted Liens" shall mean any Lien of the type described in clauses (a) through (f) of Section 9.06 of the Indenture.

"Person" shall mean any individual, partnership, corporation, joint venture, limited liability company, limited liability partnership, trust, business trust, association, joint stock company, trust, unincorporated organization, or a government or any agency, instrumentality or political subdivision thereof.

"Registrar" shall have the meaning provided in Section 2.04.

"Replacement Item of Equipment" shall mean a railcar which
shall have been subjected to the Lien of the Indenture pursuant to Section 9.11 or 9.14 of the Indenture, together with all Parts relating thereto.

"Responsible Officer", when used with respect to the Trustee, shall mean any officer of the Trustee with direct responsibility for the administration of this Indenture, and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his or her knowledge of and familiarity with the particular subject.

"Securities Act" shall mean the Securities Act of 1933, as
amended.

"Specified Investments" shall mean (a) direct obligations of the United States of America and agencies thereof for which the full faith and credit of the United States is pledged, (b) obligations fully guaranteed by the
United States of America, (c) certificates of deposit issued by, or bankers'
acceptances of, or time deposits with, any bank, trust company or national banking association incorporated or doing business under the laws of the United
States of America or one of the States thereof having combined capital and surplus and retained earnings of at least five hundred million dollars
($500,000,000) (including the Trustee if such conditions are met), (d)
commercial paper of companies (which may include the Company), banks, trust companies or national banking associations incorporated or doing business under the laws of the United States of America or one of the States thereof and in each case having a rating assigned to such commercial paper by Standard & Poor's
Ratings Services, a division of the McGraw-Hill Companies Inc. or Moody's
Investors Service, Inc. or, if neither such organization shall rate such commercial paper at any time, by any nationally recognized rating organization in the United States of America) equal to the highest rating assigned by such organization, (e) purchase agreements with any financial institution having a combined capital and surplus of at least seven

App-5

hundred and fifty million dollars ($750,000,000) fully collateralized by obligations of the type described in clauses (a) through (d) above and (f) money market funds having a rating in the highest investment category granted thereby by a recognized credit rating agency at the time of acquisition, including any fund for which the Trustee or an Affiliate of the Trustee serves as an investment advisor, administrator, shareholder servicing agent, custodian or subcustodian, notwithstanding that (i) the Trustee or an Affiliate of the
Trustee charges and collects fees and expenses from such funds for services rendered (provided that such charges, fees and expenses are on terms consistent with terms negotiated at arm's length) and (ii) the Trustee charges and collects fees and expenses for services rendered pursuant to the Indenture; provided that if all of the above investments are unavailable, the entire amount to be invested may be used to purchase Federal Funds from an entity described in (c)
above; and provided further that no investment shall be eligible as a "Specified
Investment" unless the final maturity or date of return of such investment is 91 days or less from the date of purchase thereof.

"STB" shall mean the Surface Transportation Board of the
United States Department of Transportation and any agency or instrumentality of the United States government succeeding to its functions.

"Taxes" shall mean any license, registration and filing fees and all taxes, withholdings, assessments, levies, imposts, duties or charges of any nature whatsoever, together with any penalties, fines or interest thereon or other additions thereto imposed, withheld, levied or assessed by any country or any taxing authority or governmental subdivision thereof or therein or by any international authority.

"Trustee" shall have the meaning provided in the first
paragraph of the Indenture.

"U.S. Government Obligations" shall mean securities that are
(i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof at any time prior to the stated maturity of the Equipment Notes, and shall also include depository receipts issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or the specific payment of interest on or principal of the U.S. Government Obligation evidenced by such depository receipt.

App-6

EXHIBIT A
to
[C] Trust Indenture
and Security Agreement

FORM OF TRUST INDENTURE SUPPLEMENT NO. ____

This INDENTURE SUPPLEMENT No. _____, dated
_____________________ (this "Indenture Supplement"), by and among TRINITY
INDUSTRIES LEASING COMPANY, a Delaware corporation (the "Company"), TRINITY
INDUSTRIES, INC., a Delaware corporation (the "Guarantor"), and THE BANK OF NEW
YORK, a New York banking corporation, as Trustee (the "Trustee");

WITNESSETH:

WHEREAS, the [C] Trust Indenture and Security Agreement, dated as of February __, 2002 (as supplemented or modified from time to time, the
"Indenture"), by and among the Company, the Guarantor and the Trustee, provides for the execution and delivery of Indenture Supplements thereto substantially in the form hereof which shall particularly describe the Items of Equipment and
Leases, and shall specifically mortgage the Items of Equipment and assign the
Leases to the Trustee; and

WHEREAS, the Indenture relates to the Items of Equipment and the Leases relating to such Items of Equipment, all as described on Schedule 1 attached hereto and made a part hereof, and a counterpart of the Indenture is attached to and made a part of this Indenture Supplement;

NOW, THEREFORE, in order to secure the prompt payment of the principal of, and premium, if any, and interest on all of the Equipment Notes from time to time outstanding under the Indenture and the performance and observance by the Company of all the agreements, covenants and provisions in the
Indenture and in the Equipment Notes for the benefit of the holders of the
Equipment Notes, subject to the terms and conditions of the Indenture, and in consideration of the premises and of the covenants contained in the Indenture and of the acceptance of the Equipment Notes by the holders thereof, and of the sum of $1.00 paid to the Company by the Trustee at or before the delivery hereof, the receipt whereof is hereby acknowledged, the Company, in accordance with the Granting Clause of the Indenture, has sold, assigned, transferred, pledged and confirmed, and does hereby sell, assign, transfer, pledge and confirm, the property comprising the Items of Equipment and the Leases described in Schedule 1 attached hereto and made a part hereof to the Trustee, its successors and assigns, in the trust created by the Indenture for the benefit of the holders from time to time of the Equipment Notes.

To have and to hold all and singular the aforesaid property
unto the Trustee, its successors and assigns, in trust for the benefit and security of the holders from time to time of the Equipment Notes and for the uses and purposes and subject to the terms and provisions set forth in the
Indenture.

This Indenture Supplement shall be construed as supplemental to the Indenture and shall form a part thereof, and the Indenture is hereby incorporated by reference herein and each is hereby ratified, approved and confirmed.

This Indenture Supplement is being delivered in the State of
New York.

This Indenture Supplement may be executed by the Company and the Trustee in separate counterparts, each of which when so executed and delivered is an original, but all such counterparts shall together constitute but one and the same Supplement.

AND FURTHER, the Company hereby acknowledges that the Items of
Equipment and the Leases referred to in Schedule 1 attached hereto and made a part hereof have been delivered to the Company and are included in the property of the Company, subject to the pledge or mortgage thereof under the Indenture.

IN WITNESS WHEREOF, each of the Company and the Guarantor has caused this Indenture Supplement to be duly executed by one of its duly authorized officers, as of the day and year first above written.

TRINITY INDUSTRIES LEASING COMPANY

By
-------------------------------------
Name:
Title:

TRINITY INDUSTRIES, INC.

By
-------------------------------------
Name:
Title:

Acknowledged:

THE BANK OF NEW YORK,
as Trustee

By
-------------------------------------
Name:
Title: Authorized Signatory

SCHEDULE 1 to
EXHIBIT A
to
[C] Trust Indenture
and Security Agreement

ITEMS OF EQUIPMENT

[insert description of the Items of Equipment, including the
Company's respective road numbers and reporting marks, and identification of the
Leases]

EXHIBIT B
to
[C] Trust Indenture
and Security Agreement

FORM OF EQUIPMENT NOTE

THIS EQUIPMENT NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF
1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAW OF ANY STATE OR
OTHER JURISDICTION, AND, ACCORDINGLY, MAY NOT BE OFFERED FOR SALE OR SOLD UNLESS
EITHER REGISTERED UNDER THE SECURITIES ACT AND SUCH APPLICABLE STATE OR OTHER
LAWS OR EXEMPTIONS FROM SUCH REGISTRATION REQUIREMENTS ARE AVAILABLE.

TRINITY INDUSTRIES LEASING COMPANY

7.755% EQUIPMENT NOTE

No. Date:
------
$ Maturity Date:
---------

TRINITY INDUSTRIES LEASING COMPANY (herein called the
"Company") hereby promises to pay to ___________________ or registered assigns, the principal sum of $_______ (_______ dollars) in lawful currency of the United
States of America, together with interest on the amount of said principal sum remaining unpaid from time to time from the date hereof until payment in full hereof is made, at the rate of 7.755% per annum (computed on the basis of a
360-day year of twelve 30-day months). Interest on such principal sum shall be due and payable on each February 15 and August 15 (each, a "Payment Date"), and installments of principal shall be due on the dates, and in the amounts, as set forth opposite each such date, as provided in Annex A hereto. Interest on any overdue principal, premium or interest (to the extent lawful) shall be paid from the due date thereof at the rate of interest applicable to this Equipment Note, payable on demand.

Payments of interest on this Equipment Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Equipment Note, and any premium, shall be made in immediately available funds by wire transfer to the Person whose name appears on the Equipment Note Register as of the close of business on the 15th day preceding such Payment Date. Each such payment shall be made on the date such payment is due and, except for the last payment of principal hereof, without any presentment or surrender of this Equipment Note. Whenever the date scheduled for any payment to be made hereunder or under the Indenture shall not be a Business Day, then such payment need not be made on such scheduled date but may be made on the next succeeding Business Day with the same force and effect as if made on such scheduled date and (provided such payment is made on such next succeeding Business Day) no additional interest shall accrue on the amount of

such payment from and after such scheduled date to the time of such payment on such next succeeding Business Day.

Each holder hereof, by its acceptance of this Equipment Note, agrees that each payment received by it hereunder shall be applied, first, to the payment of accrued but unpaid interest on this Equipment Note then due (as well as any interest on any overdue principal amount) and (to the extent permitted by law) any overdue premium, if any, any overdue interest and any other overdue amount hereunder to the date of payment, second, to the payment of any premium then due, and third, to the payment of the unpaid principal amount of this Equipment Note then due. Furthermore, each holder hereof, by its acceptance of this Equipment Note, and the Company hereby agree to treat this
Equipment Note as indebtedness for U.S. federal income tax purposes and agree not to file any tax return or statement inconsistent with that treatment.

This Equipment Note is one of the 7.755% Equipment Notes
referred to in the [C] Trust Indenture and Security Agreement dated as of
February 15, 2002 among the Company, Trinity Industries, Inc., as guarantor, and
The Bank of New York, as trustee (as supplemented or modified from time to time, the "Indenture") which have been or are to be issued by the Company pursuant to the terms of the Indenture. The Indenture Estate is held by the Trustee as security for the Equipment Notes. Reference is hereby made to the Indenture for a statement of the rights of the holder of, and the nature and extent of the security for, this Equipment Note, as well as for a statement of the terms and conditions of the trusts created by the Indenture, to all of which terms and conditions in the Indenture each holder hereof agrees by its acceptance of this
Equipment Note.

This Equipment Note is not subject to redemption or prepayment except as provided in Section 2.12 of the Indenture. The holder hereof, by its acceptance of this Equipment Note, agrees to be bound by said provisions.

This Equipment Note is entitled to the benefits of the
Guarantee provided in Article X of the Indenture.

This Equipment Note is a registered Equipment Note and is
transferable, as provided in the Indenture, only upon surrender of this
Equipment Note for registration of transfer duly endorsed by, or accompanied by a written statement of transfer duly executed by, the registered holder hereof or his attorney duly authorized in writing. Prior to the due presentation for registration of transfer of this Equipment Note, the Company and the Trustee shall deem and treat the registered holder of this Equipment Note as the absolute owner and holder hereof for the purpose of receiving payment of all amounts payable with respect hereto and for all other purposes and shall not be affected by any notice to the contrary.

This Equipment Note shall be governed by the laws of the State of New York.

Unless the certificate of authentication hereon has been
executed by or on behalf of the Trustee by manual signature, this Equipment Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this 7.755%
Equipment Note to be executed by one of its authorized officers as of the date hereof.

TRINITY INDUSTRIES LEASING COMPANY

By
------------------------------------
Name:
Title:

[FORM OF INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

This is one of the 7.755% Equipment Notes referred to in the within-mentioned Indenture.

THE BANK OF NEW YORK,
as Trustee

By
-------------------------------------
Authorized Signatory

Annex A
to Equipment Note

AMORTIZATION SCHEDULE
7.755% SECURED EQUIPMENT NOTE

Payment Date Principal Amount Payable
------------ ------------------------

February 15, 2005 $ 5,915,565
February 15, 2006 10,277,509
February 15, 2007 9,440,448
February 15, 2008 14,239,384
February 15, 2009 62,127,094

[FORM OF TRANSFER NOTICE]

FOR VALUE RECEIVED the undersigned registered holder hereby
sell(s), assign(s) and transfer(s) unto

Insert Taxpayer Identification No.

-------------------------------------------------------------------------
Please print or typewrite name and address including zip code of assignee

-------------------------------------------------------------------------
the within Equipment Note and all rights thereunder, hereby irrevocably constituting and appointing
______________________________________ attorney to transfer said Equipment Note on the books of the Company with full power of substitution in the premises.

EXHIBIT C
to
[C] Trust Indenture
and Security Agreement

[Letterhead of the Company]
[Letterhead of the Trustee]

[Date]

[Lessee Name and Address]

Ladies and Gentlemen:

We hereby notify you that pursuant to the [C] Trust Indenture and
Security Agreement dated as of February 15, 2002, as supplemented from time to time (the "Indenture"), among Trinity Industries Leasing Company (the
"Company"), Trinity Industries, Inc. and The Bank of New York, as Trustee, the
Company has assigned to the Trustee its rights under the lease with you dated
______ (the "Lease") relating to the following certain railcars [insert road numbers and reporting marks of railcars subject to the Lien of the Indenture which are covered by the Lease] (the "Railcars"), including the right to receive amounts payable to the Company under the Lease in respect of the Railcars. The
Indenture provides that upon the occurrence of an Indenture Event of Default (as defined in the Indenture), this notice will be given to each lessee under a lease assigned to the Trustee under the Indenture.

This notice is being given pursuant to Section 4.03(f) of the Indenture in accordance with Section 9-406 of the Uniform Commercial Code. You are hereby directed to remit all payments under the Lease in respect of the Railcars to the
Trustee to the account specified below. On and after the date of your receipt of this notice you may discharge your obligation under the Lease in respect of the
Railcars only by making payment to the Trustee. Any payment to the Company or any party other than the Trustee will not be effective to discharge your obligation under the Lease in respect of the Railcars.

If you have any questions regarding this matter, please contact the
Trustee at the address set forth below.

[insert notice and account information for Trustee]

Very truly yours,
[Insert name of Trustee]

By:
----------------------------
Name:
Title:

C-1

EXHIBIT D
to
[C] Trust Indenture
and Security Agreement

FORM OF MEMORANDUM OF TRUST

MEMORANDUM OF [C] TRUST INDENTURE AND SECURITY AGREEMENT AND
[C] TRUST INDENTURE SUPPLEMENT NO. __

This Memorandum of [C] Trust Indenture and Security Agreement and [C]
Trust Indenture Supplement No. __ (this "Memorandum") is made and entered into by and among Trinity Industries Leasing Company, a Delaware corporation (the
"Company"), Trinity Industries, Inc., a Delaware corporation (the "Guarantor"), and The Bank of New York, as Trustee under the Security Agreement (as defined below) (hereinafter referred to as "Trustee") respecting that certain [C] Trust
Indenture and Security Agreement dated as of February ____, 2002, among the
Company, the Guarantor and the Trustee (the "Security Agreement") and the [C]
Trust Indenture Supplement No. __ dated as of ______, among the Company, the
Guarantor and the Trustee.

Pursuant to the provisions of the Security Agreement, the Company, the
Guarantor and Trustee hereby affirm and acknowledge that:

1. The Company has agreed to execute and deliver to the Trustee an equipment note and the Trustee has agreed to accept such an equipment note from the Company and, as security therefor, grant the Trustee a first priority security interest in (i) certain railroad equipment bearing reporting marks and road numbers as listed on Exhibit A attached hereto and (ii) certain leases with respect to such equipment identified by the lessee numbers and rider numbers as listed on Exhibit B attached hereto, subject to the terms defined in the
Security Agreement.

2. This Memorandum is prepared only for the public record and is being recorded with the Surface Transportation Board pursuant to 49 U.S.C. Section
11301(a) and the Registrar General of Canada.

D-1

IN WITNESS WHEREOF, each of the parties hereto, pursuant to due corporate authority, has caused this Memorandum to be duly executed in its corporate name by its officers, thereunto duly authorized, as of ___________.

COMPANY: TRUSTEE:

TRINITY INDUSTRIES LEASING COMPANY THE BANK OF NEW YORK

By: By:
-------------------------------- ----------------------------
Name: Name:
------------------------------ --------------------------
Title: Title:
----------------------------- -------------------------

GUARANTOR:

TRINITY INDUSTRIES, INC.

By:
--------------------------------
Name:
------------------------------
Title:
-----------------------------

D-2

STATE OF )
-------------------- )
) SS:
COUNTY OF )
------------------- )

On this ____ day of _____, ____, before me personally appeared
_______________________________________, to me personally known, who being duly sworn, stated that he/she is ____________________________ of The Bank of New
York, that said instrument was signed on behalf of said corporation, not in its individual capacity, but solely as trustee under the Security Agreement by authority of its board of directors or other governing body, and he/she acknowledged that the execution of the foregoing instrument was the free act and deed of said corporation.

--------------------------------
Notary Public

My Commission Expires:

STATE OF )
-------------------- )
) SS:
COUNTY OF )
------------------- )

On this ____ day of _____, ____, before me personally appeared
_______________________________________, to me personally known, who being duly sworn, stated that he/she is ____________________________ of Trinity Industries
Leasing Company, that said instrument was signed on behalf of said corporation by authority of its board of directors or other governing body, and he/she acknowledged that the execution of the foregoing instrument was the free act and deed of said corporation.

--------------------------------
Notary Public

My Commission Expires:

STATE OF )
-------------------- )
) SS:
COUNTY OF )
------------------- )

On this ____ day of _____, ____, before me personally appeared
_______________________________________, to me personally known, who being duly sworn, stated that he/she is ____________________________ of Trinity Industries,
Inc., that said instrument was signed on behalf of said corporation by authority of its board of directors or other governing body, and he/she acknowledged that the execution of the foregoing instrument was the free act and deed of said corporation.

--------------------------------
Notary Public

My Commission Expires:

EXHIBIT A

EXHIBIT B

EXHIBIT E
to
[C] Trust Indenture
and Security Agreement

FORM OF MEMORANDUM OF LEASE

MEMORANDUM OF LEASE

This Memorandum of Lease (this "Memorandum") is made and executed as of
_____, ____ by Trinity Industries Leasing Company, a Delaware corporation (the
"Lessor"), with reference to the following:

1. Lessor is the owner of certain railroad equipment bearing reporting marks and road numbers as listed on Exhibit A
attached hereto (the "Equipment") and has leased the Equipment to certain lessees pursuant to the leases identified by the
lessee numbers and rider numbers as listed on Exhibit B
attached hereto (the "Leases").

2. This Memorandum is prepared only for the public record and is being recorded with the Surface Transportation Board pursuant to 49 U.S.C. 11301(a) and the Registrar General of Canada.

[signature page to follow]

E-1

IN WITNESS WHEREOF, the undersigned has caused this Memorandum to be executed by a duly authorized officer as of the day and year first above written.

TRINITY INDUSTRIES LEASING COMPANY

By:
--------------------------------
Name:
------------------------------
Title:
-----------------------------

E-2

STATE OF )
-------------------- )
) SS:
COUNTY OF )
------------------- )

On this ____ day of _____, ____, before me personally appeared
_______________________________________, to me personally known, who being duly sworn, stated that he/she is ____________________________ of Trinity Industries
Leasing Company, that said instrument was signed on behalf of said corporation by authority of its board of directors or other governing body, and he/she acknowledged that the execution of the foregoing instrument was the free act and deed of said corporation.

--------------------------------
Notary Public

My Commission Expires:

EXHIBIT A

EXHIBIT B